Exhibit 10.94

CONFIDENTIAL

PNC Bank, National Association Three PNC Plaza 225 Fifth Avenue, 4th Floor Pittsburgh, Pennsylvania 15222	PNC Capital Markets LLC Three PNC Plaza 225 Fifth Avenue, 5th Floor Pittsburgh, Pennsylvania 15222

April 13, 2014

$800,000,000

Senior Credit Facilities

Commitment Letter

Koppers Inc.

436 Seventh Avenue

Pittsburgh, PA 15219

Attention: Louann E. Tronsberg-Deihle

Ladies and Gentlemen:

Koppers Inc., a Pennsylvania corporation (the “Borrower”, the “Company”, “you” or “your”) has advised PNC Capital Markets LLC (“PNC Capital Markets” or “Arranger”) and PNC Bank, National Association (“PNC Bank”) (collectively, “us” or “we”) that it intends to acquire two affiliated target companies you have identified to us as Project Orchid (the “Targets”) and consummate the other transactions described in the Summary of Terms and Conditions attached hereto as Exhibit A (the “Term Sheet”). Capitalized terms used herein but not defined herein have the meanings assigned to them in the Term Sheet.

In connection with the foregoing, you have requested that the Arranger agree to structure, arrange and syndicate the senior credit facilities as described in the Term Sheet in an aggregate amount of $800 million. You have also requested that PNC Bank commit to provide the Credit Facilities in their entirety and serve as administrative agent for the Credit Facilities.

1.	Commitments; Titles and Roles.

PNC Bank is pleased to advise you of its commitment to provide $800 million of the Credit Facilities (the “Commitment”). The Commitment is provided on (i) the terms and subject to the conditions set forth in this letter (this letter and the Term Sheet (including all Annexes thereto) are hereinafter collectively, the “Commitment Letter”), the Administrative Agent’s Fee Letter dated as of the date hereof, by and among PNC Capital Markets, PNC Bank and the Borrower (the “Administrative Agent’s Fee Letter”) and the Joint Lead Arrangers’ Fee Letter dated as of the date hereof, by and among PNC Capital Markets, PNC Bank and the Borrower (the “Joint Lead Arrangers’ Fee Letter”) (the Administrative Agent’s Fee Letter and the Joint Lead Arrangers’ Fee Letter are collectively, the “Fee Letters”) (the Commitment Letter and the Fee Letters are hereinafter collectively referred to as the “Debt Financing Letters”) and (ii) subject only to the conditions expressly set forth in Section 4 of this Commitment Letter and

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the other conditions referred to on Annex 3 to Exhibit A to this Commitment Letter. Notwithstanding anything to the contrary in the Debt Financing Letters, the terms of this Commitment Letter are intended as an outline of certain of the material provisions of the Credit Facilities, but do not include all of the terms, covenants, representations, warranties, default clauses and other provisions that will be contained in the definitive documents related to the Credit Facilities, which shall be prepared by our counsel (collectively, the “Credit Documentation”); provided that there shall be no closing condition to the Credit Facilities contained in the Credit Documentation that is not specifically set forth in Section 4 hereof or on Annex 3 to Exhibit A to this Commitment Letter. Those matters that are not covered or made clear in the Debt Financing Letters are subject to the mutual agreement of the parties hereto. No party hereto has been authorized by us to make any oral or written statements or representations that are inconsistent with the Debt Financing Letters.

PNC Capital Markets is pleased to inform you that it is willing to act as lead arranger and sole bookrunner, and PNC Bank is pleased to inform you that it is willing to act as the administrative agent (the “Administrative Agent”) for the Credit Facilities. The Arranger and the Administrative Agent will, in such capacities, perform the duties and exercise the authority customarily performed and exercised by them in such roles. It is understood and agreed that with respect to the Credit Facilities, PNC Capital Markets shall be afforded “top left” placement (and will hold the role and responsibilities conventionally understood to be associated with such name placement) in any marketing materials. It is further understood that there will be additional agents, co-agents, arrangers or bookrunners and that the joint lead arrangers shall be mutually agreed to by PNC Capital Markets and the Company. No additional agents, co-agents, arrangers or bookrunners will be appointed, no other titles conferred nor compensation paid (other than that expressly contemplated by the Debt Financing Letters) without the consent of the Arranger; provided that you may, on or prior to the date which is 15 business days after the date of your acceptance of this Commitment Letter, appoint one or more financial institutions (each, an “Additional Commitment Party” and collectively, the “Additional Commitment Parties”) to serve as joint lead arrangers and joint bookrunners for the Credit Facilities, and award such Additional Commitment Party, additional agent or co-agent titles in a manner and with economics set forth in the immediately succeeding proviso (it being understood that, notwithstanding anything in this Commitment Letter to the contrary, our commitments in respect of the Credit Facilities will be permanently reduced by the amount of the commitments of the Additional Commitment Parties (or their relevant affiliates) in respect of each of the Credit Facilities, upon the execution by such Additional Commitment Party (and any relevant affiliate) of customary joinder documentation and, thereafter such Additional Commitment Party (and/or any relevant affiliate) shall constitute a “Commitment Party” and a “Lender” hereunder); provided, further, that (y) each Additional Commitment Party (or its relevant affiliates) shall provide commitments ratably across the Credit Facilities, and (z) the aggregate economics payable to such Additional Commitment Party (or any relevant affiliate thereof) in respect of the Credit Facilities shall be proportionate to the commitment of such Additional Commitment Party (or any relevant affiliate thereof) in respect of the Credit Facilities.

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2.	Syndication.

The Arranger intends to commence syndication of the Credit Facilities promptly upon your acceptance of the terms of this letter and until the earlier to occur of: (i) Successful Syndication (as defined in the Joint Lead Arrangers’ Fee Letter) and (ii) the date that is 90 days after the Closing Date (as defined herein). You agree, and will exercise your rights under Section 6.12 of the Acquisition Agreement (as defined in the Term Sheet) to cause each Target to use its commercially reasonable efforts to actively assist the Arranger in completing a Successful Syndication. Such assistance shall include but not be limited to

(a) you providing and causing your advisors, if applicable, and using commercially reasonable efforts to cause each Target to provide, the Arranger, its third party consultants, and the Lenders upon request with all information reasonably deemed necessary by the Administrative Agent and Arranger to complete a Successful Syndication, including, but not limited to, information and projections prepared by you relating to the Transactions contemplated hereby (including Projections (as hereinafter defined)),

(b) your assistance in preparing, a confidential information memorandum for the Credit Facilities (the “Memorandum”) and other materials to be used in connection with the syndication of the Credit Facilities (collectively with the Term Sheet and the Projections, the “Information Materials”),

(c) you otherwise assisting the Arranger in its syndication efforts, including by making your senior officers and advisors, and using commercially reasonable efforts to make officers of each Target, available from time to time to attend and make presentations regarding the business and prospects of the Borrower, at one or more meetings of prospective Lenders (as mutually agreed with respect to the number and timing of such meetings),

(d) prior to and during the syndication of the Credit Facilities there shall be no competing offering, placement or arrangement of any debt securities or bank financing by or on behalf of Holdings and/or its subsidiaries, other than a 144a Bond Private Placement (the “144a Placement”),

(e) using your commercially reasonable efforts to obtain, prior to the commencement of the Marketing Period (as hereinafter defined), (a) a monitored public corporate rating for the Acquirer from Standard and Poor’s Ratings Services, a division of McGraw-Hill Companies, Inc. (“S&P”), and (b) a monitored public corporate family rating for Holdings from Moody’s Investor Service, Inc. (“Moodys”), and

(f) subject to applicable confidentiality restrictions and attorney-client privileged documents, the provision to us of copies of any due diligence reports or memoranda

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prepared at your direction or at the direction of any of your affiliates by legal, accounting, tax or other third party advisors in connection with the Acquisition, subject to the delivery by us to you of customary non-disclosure agreements as shall be reasonably requested.

Without limiting your obligations to assist with syndication efforts as set forth in this paragraph, we agree that completion of a syndication is not a condition to our commitment hereunder and we further agree that we will not be released from our commitment hereunder in connection with such a syndication to any Lender unless (A) any such Lender has entered into a joinder with respect to this letter in accordance with Section 1 hereof or (B) such Lender shall have entered into or joined the Credit Documentation and funded the portion of the Credit Facilities required to be funded by it on the date of the initial borrowing under the Credit Facilities (the “Closing Date”).

PNC Capital Markets will manage, in consultation with you, all aspects of the syndication, including decisions as to the selection of institutions to be approached and when they will be approached, when the Lenders’ commitments will be accepted, which Lenders will participate and the allocation of the commitments among the Lenders (subject to your prior consent) and the amount and distribution of fees among the Lenders.

3.	Information Requirements.

You represent and warrant that: (i) all written information (other than financial projections referred to in clause (ii) below) that has been or will hereafter be made available to any of PNC Capital Markets, PNC Bank or any potential Lender by the Borrower or any representatives in connection with the transactions contemplated hereby (and, with respect to information regarding the Targets, to your actual knowledge based solely on information provided to you by or on behalf of each Target), when taken as a whole, including any supplements, is and, when furnished, will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of circumstances under which the statements were made (after giving effect to all supplements thereto); and (ii) all financial projections concerning Holdings and its subsidiaries and, to your actual knowledge, the Targets, that have been or will be prepared by Holdings (the “Projections”) and made available to any of PNC Capital Markets, PNC Bank, or any potential Lender have been or will be prepared in good faith based upon reasonable assumptions at the time of delivery thereof. It is recognized by PNC Bank, the Arranger and the Lenders that such Projections are not to be viewed as facts, and that actual results during the period or periods covered by any such Projections may differ from projected results, and such differences may be material. You agree to furnish us with supplemental information from time to time until the Closing Date, and, if requested by us, for a reasonable period thereafter as is necessary to complete the syndication of the Credit Facilities so that the representations and warranties in this paragraph remain correct on the Closing Date as if the Information Materials were being

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furnished, and such representation and warranty was being made, on such date. In issuing this commitment and in arranging and syndicating the Credit Facilities, we are using and relying on the Information Materials without independent verification thereof.

Before distribution of any Information Materials to any other Lender, you agree to execute and deliver to us a letter in which you authorize distribution of the Information Materials to a prospective Lender’s employees (“Private-Siders”) willing to receive material, non-public information (within the meaning of the United States Federal securities laws) with respect to you and your affiliates (“MNPI”). Such letter shall also state that the Information Materials are complete and correct in all material respects and do not contain any untrue statements of a material fact, or omit to state any matter necessary to make the Information Materials, in light of the circumstances in which made, not materially misleading (after giving effect to all supplements thereto); provided, the Borrower may state that all financial projections have been prepared in good faith based upon reasonable assumptions and any information relating to the Targets and their respective subsidiaries will be limited to your actual knowledge.

You agree that the following documents may be distributed to Private-Siders: (w) the Term Sheet, (x) administrative materials prepared by the Arranger for prospective Lenders (such as Lender meeting invitations, Lender allocations and funding and closing memoranda), (y) notification of changes in the terms of the Credit Facilities and (z) other materials intended for prospective Lenders after the initial distribution of the Information Materials. You hereby authorize us to distribute drafts of the Credit Documentation to Private-Siders.

You acknowledge that the Arranger on your behalf will make the Memorandum and Information Materials available to the proposed syndicate of Lenders by posting the Memorandum and Information Materials on SyndTrak, the internet or similar electronic transmission systems.

Until the completion of the Successful Syndication of the Credit Facilities, the Borrower agrees that, except as contemplated in the Commitment Letter, neither it nor any of its subsidiaries shall enter into any other credit facilities or issue any indebtedness for borrowed money whether syndicated, publicly or privately placed, except as permitted by the Acquisition Agreement or except as mutually and reasonably agreed by the Borrower and the Arranger, if such facility or issue might, in the Arranger’s reasonable judgment, have material a detrimental effect on such Successful Syndication.

4.	Conditions to Financing.

Subject to the Limited Conditionality Provision (as defined below), the closing of the Credit Facilities, and the making of the initial loans and other extensions of credit under the Credit Facilities on the Closing Date are conditioned solely upon satisfaction or waiver by us of each of the following conditions (a) subject to the Due Authorization Limitation Provision, the negotiation, execution and delivery of the Credit Documentation in form mutually and

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reasonably satisfactory to the Borrower, the Arranger and PNC Bank, which shall be consistent with the Term Sheet and the Fee Letters and to reflect the consummation of the Acquirer’s acquisition of the Targets or as otherwise mutually and reasonably agreed, (b) since the date of the Acquisition Agreement, there has not been a Company Material Adverse Effect (as hereinafter defined), (c) the accuracy in all material respects (or, if qualified by materiality, in all respects) of (x) the Specified Acquisition Agreement Representations (as hereinafter defined), and (y) the Specified Representations (as defined below) and (d) the other conditions specifically referred to on Annex 3 to Exhibit A to this Commitment Letter.

For purposes hereof, “Company Material Adverse Effect” means a “Material Adverse Effect” as defined in and determined pursuant to the Acquisition Agreement.

The Arranger shall have been afforded a period (the “Marketing Period”) of no more than 15 consecutive business days prior to the Closing Date commencing on the date of receipt of the Required Bank Information (as hereinafter defined); provided, that the Marketing Period shall exclude the days from and including July 3, 2014 to and including July 6, 2014 (the “Black Out Period”) (it being understood that any day that occurs in the Black Out Period after the commencement of the Marketing Period shall be disregarded for purposes of calculating the consecutive business days constituting the Marketing Period but, for the avoidance of doubt, shall not stop the consecutive nature of the other days both before and after the Black Out Period). “Required Bank Information” shall mean the audited financial statements of the Targets for the fiscal year ended December 31, 2013 specifically required to be delivered on or prior to the Closing Date by the Borrower to the Arranger under clause (c) of Annex 3 to Exhibit A to this Commitment Letter. If the Borrower shall in good faith reasonably believe it has delivered the Required Bank Information, it may deliver to the Arranger notice to that effect (stating when it believes it completed such delivery), in which case the Required Bank Information shall be deemed to have been delivered on the date set forth in the applicable notice as the date the Borrower believes such Required Bank Information was delivered unless the Arranger in good faith reasonably believes that the Borrower has not completed delivery of the Required Bank Information and, within two (2) business days after its receipt of such notice from the Borrower, the Arranger delivers a written notice to the Borrower to that effect (stating with specificity the Required Bank Information that has not been delivered). The foregoing process may be repeated from time to time by the Borrower at its sole discretion.

Notwithstanding anything in the Debt Financing Letters to the contrary, (i) the only representations and warranties the accuracy of which shall be a condition to availability of the Credit Facilities necessary to consummate the Acquisition on the Closing Date shall be: (A) such of the representations and warranties with respect to the Targets in the Acquisition Agreement as are material to the interests of the Lenders or PNC Capital Markets (solely in its capacity as the Arranger), but only to the extent that you have (or your applicable affiliate has) the right to terminate your (or its) obligations under the Acquisition Agreement or decline to consummate the Acquisition as a result of a breach of such representations and warranties (collectively, the “Specified Acquisition Agreement Representations”) and (B) the Specified Representations

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(as hereinafter defined), (ii) the terms of the Credit Documents shall be in a form such that they do not impair availability of the Credit Facilities necessary to consummate the Acquisition on the Closing Date if the conditions expressly set forth herein or referenced in this Section 4 are satisfied (it being understood that, to the extent any Collateral (other than to the extent that a lien on such Collateral may be perfected (y) subject to the Due Authorization Limitation Provision, by the filing of a financing statement under the Uniform Commercial Code, or (z) subject to the Due Authorization Limitation Provision, by the delivery of stock certificates together with undated stock powers executed in blank) is not or cannot be perfected on the Closing Date after your use of commercially reasonable efforts to do so, the perfection of such Collateral shall not constitute a condition precedent to the availability of the Credit Facilities necessary to consummate the Acquisition on the Closing Date, but shall be required to be perfected within 60 days after the Closing Date (subject to extensions agreed to in writing by the Administrative Agent)) and (iii) with respect to any Target and any of its affiliates that are to be a Guarantor, such entities shall not be required to join as a Guarantor until the consummation of the acquisition of the Targets by the Borrower contemplated by the Acquisition Agreement, but such entities shall join the Credit Documentation within 2 hours after the time of the consummation of the acquisition (this clause (iii), the “Due Authorization Limitation Provision”). For purposes hereof, “Specified Representations” means the representations and warranties set forth in the Credit Documents relating to corporate or other organizational existence, organizational power and authority (as to execution, delivery and performance of the Credit Documents), the due authorization, execution, delivery and enforceability of the Credit Documents, solvency of Holdings and its subsidiaries on a consolidated basis on the Closing Date after giving effect to the Transactions (in form and scope consistent with the solvency certificate to be delivered pursuant to clause (b)(ii) of Annex 3 to the Term Sheet), no conflicts of the Credit Documents with charter documents, material laws, use of proceeds and Federal Reserve margin regulations, FCPA, the Patriot Act, OFAC/AML and other anti-terrorism laws, the Investment Company Act, status of the Credit Facilities and the related guaranties as senior debt (to the extent applicable), and, subject to permitted liens and the limitations set forth in this paragraph, the creation, perfection and priority of security interests in the Collateral. This paragraph shall be referred to herein as the “Limited Conditionality Provision.”

5.	Fees, Indemnification and Expenses.

You agree to pay the fees set forth in the Fee Letters at the times set forth therein, in accordance with the terms therein. You also agree to reimburse PNC Capital Markets and PNC Bank from time to time on demand for all reasonable and documented out-of-pocket fees and expenses (whether incurred before or after the date hereof) which they may incur while performing services hereunder, including in connection with the negotiation, preparation, due diligence, execution, syndication, delivery and enforcement of the Credit Facilities, the Debt Financing Letters and the Credit Documentation. These include, without limitation, reasonable fees and expenses of legal counsel, appraisers, experts and consultants. Such reimbursement shall not be contingent upon the closing of the Credit Facilities or execution of the Credit Documentation. Notwithstanding anything to the contrary contained herein, any fees and

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expenses required to be paid pursuant to this paragraph shall only be required to be paid on the Closing Date to the extent that an invoice for such fees and expenses is delivered to the Borrower at least two (2) business days prior to the Closing Date.

You further agree to indemnify and hold harmless PNC Capital Markets, PNC Bank and each of their respective affiliates and each of their respective officers, directors, employees, advisors and agents (each, an “Indemnified Person”) from and against (and will reimburse each Indemnified Person as the same are incurred for) any and all losses, claims, damages, liabilities, costs and expenses (including without limitation reasonable fees and expenses of outside legal counsel), joint or several, which may be incurred by or asserted or awarded against any Indemnified Person (including, without limitation, in connection with any investigation, litigation or other proceeding or preparation of a defense in connection therewith), in each case arising out of or in connection with: (a) any aspect of the Transactions, (b) this letter, (c) the Term Sheet, (d) the Fee Letters or (e) any other transaction contemplated by any of the foregoing, provided that such indemnity shall not, as to any Indemnified Person, be available to the extent that such claims, damages, losses, liabilities, costs or expenses are found in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from such Indemnified Person’s own gross negligence or willful misconduct or that of its respective affiliates or each of their respective officers, directors, employees, advisors and agents. In the case of an investigation, litigation or other proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, any of its affiliates, directors, security holders or creditors, an Indemnified Person or any other person or an Indemnified Person is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. No Indemnified Person shall be liable for any damage arising from the use by others of Information Materials obtained through electronic, telecommunications or other information systems, except to the extent such damages are found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the gross negligence or willful misconduct of such Indemnified Person. In addition, no Indemnified Person shall be liable for any special, indirect, consequential or punitive damages in connection with the any of the Transactions.

6.	Sharing of Information.

You acknowledge that the Arranger is a financial services firm and the Arranger may from time to time effect transactions, for its own or its affiliates’ account or the account of customers, and hold positions in loans, securities or options on loans or securities of you, the Targets, your or their respective affiliates and of other companies that may be the subject of the transactions contemplated by the Commitment Letter. You acknowledge that the Arranger and/or one or more of its affiliates may provide financing, equity capital, financial advisory and/or other services to parties whose interests may conflict with your interests. Neither the Arranger nor any of its respective affiliates will furnish confidential information obtained from you to any of their other customers. You also acknowledge that the Arranger and the Administrative Agent and their respective affiliates have no obligation to use in connection with

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the transactions contemplated hereby, or to furnish to you, confidential information obtained from other companies or other persons. Furthermore, neither the Arranger nor any of its affiliates will make available to you confidential information that it has obtained or may obtain from any other person.

7.	Confidentiality.

This letter is delivered to you on the understanding that neither the Commitment Letter, the Fee Letters nor any of their respective terms or substance shall be disclosed, directly or indirectly, to any other person except (a) you and your officers, directors, employees, affiliates, members, partners, stockholders, attorneys, accountants, agents and advisors and, on a confidential basis, the officers, directors, employees, affiliates, members, partners, stockholders, attorneys, accountants, agents and advisors of the Targets and their parent company, respective subsidiaries and direct and indirect equity holders and the Targets themselves (provided that the Fee Letters and their respective terms and substance shall only be disclosed to the Targets and their respective officers, directors, employees, attorneys, accountants, agents or advisors in a mutually agreed redacted form), in each case on a need to know basis, (b) in any legal, judicial or administrative proceeding or as otherwise required by law or regulation or as requested by a governmental authority (in which case you agree, to the extent permitted by law, to inform us promptly in advance thereof), (c) after your acceptance hereof, this letter and the existence and contents hereof (but not the Fee Letters and the terms and substance thereof) may be disclosed in any prospectus or offering memoranda relating to the Credit Facilities, in any syndication or other marketing material in connection with the Credit Facilities or in connection with any public filing requirement, and (d) the Term Sheet may be disclosed to potential Lenders and to any rating agency in connection with the Transactions. We agree to use any confidential information provided to us by the Company or the Targets in connection herewith solely for the matters discussed herein and in connection with the Transactions and treat such confidential information in substantially the same manner as we treat our own confidential information, which at a minimum shall be a commercially reasonable standard.

This letter is solely for the benefit of you and no other person or entity shall obtain any rights hereunder or be entitled to rely or claim reliance upon the terms and conditions hereof.

8.	Acceptance and Termination.

PNC Bank’s commitment hereunder will expire on April 15, 2014, unless on or before that date you sign and return the enclosed copy of this letter along with the Fee Letters. Thereafter, PNC Bank’s commitment under this letter will expire on the earlier of (a) September 15, 2014, if the Credit Facilities have not closed on or before that date, and (b) the closing of the Acquisition without the use of the Credit Agreement. These expiration dates may only be extended in writing by PNC Bank and PNC Capital Markets. The Arranger’s services hereunder may be terminated by you upon thirty (30) days’ written notice to the Arranger. Notwithstanding any termination of such services or this letter, the Arranger and PNC Bank shall be entitled to the

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expenses and fees described above, and your indemnification obligations outlined above will continue. In the event the Arranger’s services are terminated by you, the commitment of PNC Bank shall also terminate.

9.	Patriot Act.

PNC Capital Markets hereby notifies you that pursuant to the requirements of the U.S.A. PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it and each of the Lenders is required to obtain, verify and record information that identifies you and your affiliates, which information may include your or their respective names and addresses, and other information that will allow PNC Capital Markets and each of the Lenders to identify you or any of them in accordance with the Patriot Act. This notice is given in accordance with the requirements of the Patriot Act and is effective for PNC Capital Markets and each of the Lenders.

10.	Survival of Obligations.

The provisions of Sections 2, 3, 5, 7 and 11 shall survive the termination of the undertakings of the Arranger and Administrative Agent hereunder, provided that your obligations hereunder (other than your obligations with respect to (i) assistance to be provided in connection with the syndication and (ii) confidentiality of the Fee Letters and the contents thereof) shall automatically terminate and be superseded by the provisions of the Credit Documentation upon the Closing Date, and you shall automatically be released from all such liabilities in connection hereunder at such time.

11.	Miscellaneous.

(a) This letter shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania; provided, however, that the laws of the State of Delaware shall govern in determining (a) the interpretation of a “Company Material Adverse Effect” (as defined above in this Commitment Letter) and whether a “Company Material Adverse Effect” (as defined above in this Commitment Letter) has occurred, (b) the accuracy of any Specified Acquisition Agreement Representations and whether as a result of any inaccuracy thereof you (or your applicable affiliates) have the right (without regard to any notice requirement) to terminate your (or its) obligations (or to decline to consummate the Acquisition) under the Acquisition Agreement and (c) whether the Acquisition has been consummated in accordance with the terms of the Acquisition Agreement (in each case, without regard to the principles of conflicts of laws thereof, to the extent that the same are not mandatorily applicable by statute and would require or permit the application of the law of another jurisdiction). Each party hereto consents to the nonexclusive jurisdiction and venue of the state or federal district courts located in Allegheny County,

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Pennsylvania. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, (i) any right it may have to a trial by jury in any legal proceeding arising out of or relating to the Commitment Letter, the Transactions or the transactions contemplated hereby or thereby (whether based on contract, tort or any other theory) and (ii) any objection that it may now or hereafter have to the laying of venue of any such legal proceeding in the state or federal courts located in Allegheny County, Pennsylvania.

(b) This letter may not be assigned by you and no rights of yours hereunder may be transferred and no obligations may be delegated without the prior written consent of PNC Bank or PNC Capital Markets.

(c) This letter may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same letter. Delivery of an executed counterpart of a signature page to this letter by telecopier or electronic transmission shall be as effective as delivery of an original executed counterpart of this letter.

(d) This letter may not be amended or modified, or any provisions hereof waived, except by a written agreement signed by all parties hereto. This letter is not intended to create a fiduciary relationship among the parties hereto.

(e) When accepted, the Commitment Letter and the Fee Letters constitute the entire agreement among the Arranger, PNC Bank, and you concerning the Credit Facilities and replaces all prior understandings, statements and negotiations.

(f) You acknowledge and agree that, as Arranger, PNC Capital Markets is not advising you as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. You shall consult with your own advisors concerning such matters and shall be responsible for making your own independent investigation and appraisal of the transactions contemplated hereby, and PNC Capital Markets shall have no responsibility or liability to you with respect thereto. Any review by PNC Capital Markets of you, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of PNC Capital Markets and PNC Bank and shall not be on behalf of you.

(g) You hereby authorize PNC Capital Markets and PNC Bank at their respective sole expense, after providing prior notice thereof to the Borrower, to reference the syndication and arrangement of the Credit Facilities in connection with marketing, press release or other transactional announcements or updates; provided that the content of any such marketing, press release or other transactional announcements or updates shall be reasonably acceptable to the Borrower.

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(h) Each of the parties hereto agrees that (i) this Commitment Letter is a binding and enforceable agreement with respect to the subject matter contained herein, including an agreement to negotiate in good faith the Credit Documentation by the parties hereto in a manner consistent with this Commitment Letter, it being acknowledged and agreed that the funding of the Credit Facilities is subject only to the conditions expressly set forth in Section 4 of this Commitment Letter and the other conditions referred to on Annex 3 to Exhibit A to this Commitment Letter and (ii) each Fee Letter is a binding and enforceable agreement of the parties thereto with respect to the subject matter set forth therein.

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[SIGNATURE PAGE FOLLOWS]

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[SIGNATURE PAGE TO COMMITMENT LETTER]

If the foregoing accurately sets forth your understanding, please indicate your acceptance hereof by signing the enclosed copy of this Commitment Letter and returning it, together with the Fee Letters, to Connie Cesario, PNC Capital Markets LLC, Address: 225 Fifth Avenue, Pittsburgh, PA 15222 (fax: 412-762-2760) (email:connie.cesario@pnc.com). If the Borrower elects to deliver this Commitment Letter by telecopier or electronic transmission, please arrange for the executed original to follow by next-day courier; provided that the failure to provide such executed original shall not affect the binding and enforceable effect of this Commitment Letter and shall not be considered a breach of this Commitment Letter. We are pleased to have this opportunity and very much look forward to working with you.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

PNC CAPITAL MARKETS LLC

By:	/s/ Connie K. Cesario
Name:	Connie K. Cesario
Title:	Managing Director

Accepted and agreed to as of the date first above written:

KOPPERS INC.

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

CONFIDENTIAL	April 13, 2014

EXHIBIT A

KOPPERS INC.

$800,000,000 SENIOR SECURED CREDIT FACILITIES

SUMMARY OF TERMS AND CONDITIONS

Capitalized terms used but not defined in this Exhibit A shall have the meanings set forth in the Commitment Letter to which this Exhibit A is attached, or, if not defined therein, in the Annexes attached to this Exhibit A. In the case of any such capitalized term that is subject to multiple and differing definitions, the appropriate meaning thereof in this Exhibit A shall be determined by reference to the context in which it is used.

I. DESCRIPTION OF TRANSACTIONS:	Koppers Inc. (the “Acquirer”) intends to acquire (the “Acquisition”) the outstanding capital stock of the two affiliated companies previously identified to us as Project Orchid (the “Targets”). In connection with the foregoing, it is intended that the following transactions shall be consummated:

(a) the Acquirer will enter into the Acquisition Agreement (as hereinafter defined), among the Acquirer, the equity holder of the Targets and the Targets pursuant to which the Acquirer will acquire the stock of the Targets and their respective subsidiaries, and

(b) the Borrower will obtain the senior secured credit facilities described in this Exhibit A, which will include (i) a senior secured revolving credit facility in an aggregate principal amount of up to $500 million (the “Revolver”), and (ii) a senior secured term loan facility (the “Term Loan”) in an aggregate principal amount of up to $300 million, (the Revolver and the Term Loan, are collectively, the “Credit Facilities”). The maximum principal amount of the Revolver shall not be less than $350 million and the aggregate principal amount of the Credit Facilities shall not exceed, or, unless agreed to in writing by the Borrower, be less than $800 million.

The Acquisition and the Credit Facilities are collectively referred to herein as the “Transactions”.

II. PARTIES:

A. Borrower:	Koppers Inc., a Pennsylvania corporation (the “Company” or the “Borrower”).

Exhibit A - 1

CONFIDENTIAL	April 13, 2014

B. Guarantors:	Koppers Holdings Inc. (“Holdings”), Koppers World-Wide Ventures Corporation, Koppers Delaware, Inc., Koppers Asia LLC, Koppers Concrete Products, Inc., Concrete Partners, Inc., and Koppers Ventures LLC (consistent with the Amended and Restated Credit Agreement among the foregoing guarantors, the Company, the lenders party thereto and the Administrative Agent, dated as of March 27, 2013, (as amended, the “Existing Credit Agreement”)), and, subject to the Due Authorization Limitation Provision, the Targets and any other newly created or acquired domestic subsidiaries. In addition, the Borrower shall provide a Guaranty with respect to Hedge Liabilities and Treasury/Credit Liabilities (as defined in the Existing Credit Agreement) of the Borrower’s Subsidiaries. Notwithstanding anything to the contrary, the Credit Documentation shall include customary exclusions for Guarantors that are not “eligible contract participants” (as defined in the Commodity Exchange Act (7 U.S.C. section 1 et seq., as amended from time to time), and any successor statute) from guaranteeing obligations of any Borrower or Guarantor that relate to Excluded Swap Obligations (as defined in the Existing Credit Agreement)).

C. Loan Parties:	The Borrower and the Guarantors (collectively, the “Loan Parties).

D. Bookrunner:	PNC Capital Markets LLC.

E. Joint Bookrunners:	To be determined.

F. Administrative Agent:	PNC Bank, National Association.

G. Joint Lead Arrangers:	PNC Capital Markets and institutions acceptable to PNC Capital Markets, the Administrative Agent and the Borrower (collectively, the “Joint Lead Arrangers”).

H. Lenders:	Lending institutions acceptable to PNC Capital Markets, the Administrative Agent and the Borrower (collectively, the “Lenders”).

Exhibit A - 2

CONFIDENTIAL	April 13, 2014

III. CREDIT FACILITIES:

A. Revolving Credit Loan Facility:

Type and Amount:	Up to $500 million senior secured revolving credit facility (the “Revolver”) with a $75 million sublimit available to the Company for optional currencies acceptable to the Lenders.

Expiration Date:	Five (5) years from the Closing Date (the “Expiration Date”).

Availability and Maturity:	The Revolver shall be available on a revolving basis during a period commencing on the Closing Date and ending on the Expiration Date. The Revolver will expire on the Expiration Date and all obligations outstanding or issued thereunder shall be due and payable in full on the Expiration Date. Amounts repaid under the Revolver may be re-borrowed, subject to on-going borrower conditions.

Letters of Credit:	A portion of the Revolver in the amount of $125 million shall be available beginning on the Closing Date for the issuance of letters of credit in US Dollars and optional currencies acceptable to the Lenders (the “Letters of Credit”). Each Letter of Credit shall (i) have a maximum maturity of twelve (12) months from the date of issuance (but may include a provision for the automatic extension of the Letter of Credit absent notice by the issuing lender to the beneficiary) and (ii) in no event expire later than 364 days after the Expiration Date (subject to the Borrower cash collateralizing Letters of Credit which continue beyond the Expiration Date). Any issuance of Letters of Credit will reduce availability under the Revolver on a dollar-for-dollar basis.

Swing Loans:	A portion of the Revolver in the amount of $25 million shall be available beginning on the Closing Date for the advancement of swingline loans (the “Swing Loans”) from the Administrative Agent on same-day notice. Any Swing Loans will reduce availability under the Revolver on a dollar-for-dollar basis. Each Lender under the Revolver shall be irrevocably and unconditionally required to purchase, under certain circumstances, a participation in each Swing Loan on a pro rata basis.

Exhibit A - 3

CONFIDENTIAL	April 13, 2014

B. Term Loan Facility:

Type and Amount:	Up to $300 million senior secured term loan (the “Term Loan”).

Maturity Date:	Five (5) years from the Closing Date (the “Maturity Date”).

Maturity and Amortization:	The Term Loan shall be advanced in full on or prior to the Maturity Date and will include principal payments payable quarterly and equating to 10% of the original principal amount of the Term Loan per annum; provided that the amount and timing of principal payments due during calendar year 2014 will be determined by the Administrative Agent based upon the timing of the closing of the Credit Facilities.

Availability:	The Term Loan shall be made in a single drawing on the Closing Date. Repayments and prepayments of the Term Loan may not be re-borrowed.

C. Use of Proceeds:	The Credit Facilities will be used to (i) finance the acquisition of the Targets, (ii) fund ongoing working capital, capital expenditures and general corporate purposes, including payments of permitted dividends, funds for permitted acquisitions and funds for permitted stock and debt repurchases, and (iii) for payment of fees and expenses in connection with the Acquisition and the Credit Facilities.

D. Increase Option:	After the Closing Date, the Borrower (so long as no default or event of default has occurred and is continuing) shall have the option at any time, but not more often than two (2) times to increase the Revolver, in an amount not to exceed $50 million without the consent of the Lenders. The Borrower may solicit any Lender and/or any other financial institution reasonably satisfactory to the Administrative Agent and the Borrower to provide such additional or new commitments. No Lender shall be committed to provide any incremental commitment until it expressly agrees to provide such commitment.

IV. CERTAIN PAYMENT PROVISIONS

A. Fees and Interest Rates:	As set forth on Annex 1 to Exhibit A

Exhibit A - 4

CONFIDENTIAL	April 13, 2014

B. Voluntary Prepayments/ Reductions in Commitments:	Voluntary reductions of the unutilized portion of the Revolver commitments and voluntary prepayments of Term Loan borrowings will be permitted at any time, in minimum principal amounts to be agreed upon, without premium or penalty, subject to payment of breakage costs in the case of a prepayment of LIBOR borrowings other than on the last day of the relevant interest period, or any other provisions contained in the Credit Documentation. Voluntary reductions to the Term Loan shall be applied in the inverse order of scheduled payments and may not be re-borrowed.

C. Mandatory Prepayments:	Mandatory prepayments shall be required in an amount equal to 100% of the net cash proceeds of all: (i) non-ordinary course asset sales or other dispositions of property by the Loan Parties and their subsidiaries in excess of any agreed upon amount and subject to reinvestment rights to be agreed upon; (ii) issuances of debt obligations of the Loan Parties and their subsidiaries after the Closing Date (excluding proceeds from (a) other debt permitted under the Credit Documentation or (b) a 144a Placement); (iii) material recovery events in excess of an agreed upon amount subject to reinvestment rights to be agreed upon.

Payments will be applied to reduce the Term Loan in the inverse order of scheduled payments without premium or penalty (subject to payment of breakage costs in the case of a prepayment of LIBOR borrowings other than on the last day of the relevant interest period, or any other provisions contained in the Credit Documentation). Mandatory prepayments of the Term Loan may not be re-borrowed.

V. COLLATERAL:	Subject to the limitations set forth below and the Limited Conditionality Provision, the Credit Facilities and obligations under any interest rate protection or other hedging arrangements (other than excluded hedging and swap obligations with respect to collateral granted by parties that are not of eligible contract participants) or any treasury management or banking services obligations entered into with the Administrative Agent, an entity that is (or was at the time such transaction was entered into) a Lender, or any affiliate of any of the foregoing (“Hedging/Cash Management Arrangements”) will be secured by all of the personal property of the Loan Parties (collectively, the “Collateral”), including but not limited to (a) a first-priority (subject to permitted liens) pledge of (i) all of the capital stock of the Borrower and each Guarantor (other than Holdings) and (ii) all the capital stock held by the Loan Parties of each existing and subsequently

Exhibit A - 5

CONFIDENTIAL	April 13, 2014

acquired or organized subsidiary (which pledge, in the case of the pledge of the voting capital stock of any first tier foreign subsidiary, shall be limited to 65% of the voting capital stock of such foreign subsidiary) and (b) perfected first-priority (subject to permitted liens) security interest in all of the Loan Parties’ present and future personal property assets including but not limited to deposit accounts, accounts receivable, inventory, fixtures, equipment, investment property, instruments, chattel paper, cash and cash equivalents and all general intangibles (to include patents and trademarks), contract rights, rights to the payment of money, documents, chattel paper and proceeds and products of the foregoing. The Credit Documentation will contain standard provisions for “Excluded Collateral”, which would include, among other things, exceptions for security interests prohibited by law or permitted agreement (not entered into in contemplation thereof) or which would require governmental or third party consent or authorization, the burden or cost of which consent or authorization, in the reasonable judgment of the Administrative Agent and the Borrower, outweighs the benefit of such security to the Lenders.

To the extent that the 2009 Notes (as defined in the Existing Credit Agreement) are not replaced by a 144a Placement, all the above-described pledges and security interests shall be created on terms to be set forth in a collateral trust agreement pursuant to which liens will be granted to a collateral trustee and will secure, on a pari passu basis, the Credit Facilities and the 2009 Notes; and none of the Collateral shall be subject to other pledges or security interests (other than customary permitted liens to be agreed).

VI. CREDIT DOCUMENTATION:

A. Representations and Warranties:	Shall be substantially consistent with the Existing Credit Agreement and consist of the following (with exceptions, materiality and other qualifications to be agreed): organization and qualification; subsidiaries; power and authority; validity and binding effect; no conflict; litigation; title to properties; no Material Adverse Change (as such term is defined in the Credit Documentation) since December 31, 2013; use of proceeds; margin stock; full disclosure; taxes; consents and approvals; no event of default; compliance with instruments; patents, trademarks, copyrights, licenses, etc.; security interests; status of the pledged collateral; insurance; compliance with law (including PATRIOT Act, anti-money laundering and anti-corruption laws, anti-terrorism laws, ERISA, margin regulations and environmental laws); material contracts; investment companies; regulated entities; plans and

Exhibit A - 6

CONFIDENTIAL	April 13, 2014

benefit arrangements; employment matters; environmental matters and safety matters; senior debt status; and solvency, and, on the Closing Date, the foregoing shall be subject to the Limited Conditionality Provision and the first paragraph of Section 4 of the Commitment Letter.

C. Conditions Precedent to Closing:	Subject to the Limited Conditionality Provision, as set forth on Annex 3 to Exhibit A

D. Conditions Precedent to Loans Made After the Closing Date:	Shall be substantially consistent with the Existing Credit Agreement and consist of the following:
a)

All representations and warranties are true and correct in all material respects on and as of the date of any borrowing, before and after giving effect to such borrowing and to the application of the proceeds therefrom, as though made on and as of such date, unless such representation or warranty relates to a specific date, in which case it has to be true and correct in all material respects as of such date;

	b)	No Event of Default or event, which, with the giving of notice or passage of time or both, would be an Event of Default, has occurred and is continuing, or would result from such borrowing;
	c)	No contravention of material laws applicable to any Loan Party, any of their subsidiaries or any Lender; and
	d)	Completion of a loan request or application for a Letter of Credit, as applicable.

E. Affirmative Covenants:	Subject to the Limited Conditionality Provision, shall be substantially consistent with the Existing Credit Agreement and consist of the following (with exceptions, materiality and other qualifications to be agreed): preservation of corporate existence, etc.; payment of liabilities and taxes; maintenance of insurance; maintenance of properties and leases; maintenance of patents, trademarks, etc.; visitation rights; keeping of records and books of account; plan and benefit arrangements; compliance with laws; use of proceeds; further assurances; anti-terrorism laws; subordination of intercompany loans; and keepwell with respect to guaranty of swap obligations.

Exhibit A - 7

CONFIDENTIAL	April 13, 2014

F. Reporting Requirements:	Subject to the Limited Conditionality Provision, shall be substantially consistent with the Existing Credit Agreement and consist of the following (with exceptions, materiality and other qualifications to be agreed):

	a)	Provide within 45 days after the end of each of the first three fiscal quarters in each fiscal year, financial statements of Holdings, consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statements of income and cash flows for the fiscal quarter then ended and the fiscal year through that date, which shall include in the notes thereto, the condensed consolidating balance sheet and condensed consolidating statements of income and cash flows for Holdings and its subsidiaries, all in reasonable detail and certified by the Chief Executive Officer, President, Chief Financial Officer, or Treasurer of Holdings. Simultaneously with the delivery of the financial statements referred to above, the Borrower shall also furnish to the Administrative Agent and the Lenders a report on environmental matters occurring during such fiscal quarter with such information and in form and scope satisfactory to the Administrative Agent.

	b)	Provide within 90 calendar days after the end of each fiscal year of Holdings, financial statements of Holdings and its subsidiaries consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, which shall include in the notes thereto, the condensed consolidating balance sheet and condensed consolidating statements of income and cash flows for Holdings and its subsidiaries, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Administrative Agent. Simultaneously with the delivery of the financial statements referred to above, the Borrower shall also furnish to the Administrative Agent and the Lenders a report on environmental matters occurring during the fourth fiscal quarter of such year which contains such information and in form and scope satisfactory to the Administrative Agent.

	c)	Concurrently with the financial statements of Holdings and its subsidiaries furnished to the Administrative Agent and to the Lenders, a certificate (each, a “Compliance Certificate”) of Holdings signed by the Chief Executive Officer, President, Chief Financial Officer, or Treasurer of Holdings, to the effect that (i) the representations and warranties of Holdings are true on and as of the date of such certificate and the Loan Parties have performed and

Exhibit A - 8

CONFIDENTIAL	April 13, 2014

complied with all covenants and conditions hereof, (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate and (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants.

	d)	Provide, not later than sixty (60) days after the commencement of each fiscal year, a consolidated annual budget, including a consolidated balance sheet, income statement and cash flow statement, and any consolidated forecasts or projections of Holdings and its subsidiaries;

	e)	Notice of default, litigation, transfer of assets, changes in organizational documents, change in any Loan Party’s location; erroneous financial information, ERISA events, SEC reports, shareholder communications; and

	f)	Other information as reasonably requested.

G. Negative Covenants:	Subject to the Limited Conditionality Provision, shall be substantially consistent with the Existing Credit Agreement and consist of the following (with exceptions, materiality and other qualifications to be agreed) limitations on: indebtedness; liens and lien covenants; guaranties; loans and investments; restricted payments; liquidations, mergers, consolidations, acquisitions; dispositions of assets or subsidiaries; affiliate transactions; subsidiaries, partnerships and joint ventures; continuation of or change in business; plans and benefit arrangements; fiscal year; issuance of stock; changes in organizational documents and to the extent that the 2009 Notes are not replaced by a 144a Placement, changes in 2009 senior note debt documents.

H. Financial Covenants:	Total Secured Leverage Ratio – The Loan Parties shall not at any time permit the Total Secured Leverage Ratio (to be defined in Credit Documentation), calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed 5.5 to 1.0 with step-downs to (a) 5.25 to 1.0 at December 31, 2014, (b) 5.0 to 1.0 at December 31, 2015, (c) 4.5 to 1.0 at December 31, 2016, (d) 4.25 to 1.0 at December 31, 2017, and (e) 4.0 to 1.0 at December 31, 2018. The foregoing ratios and step-downs are subject to further adjustment depending upon the amount and unsecured status of the Borrower’s senior notes (either the 2009 Notes or notes issued in connection with a 144a Placement).

Fixed Charge Coverage Ratio – The Loan Parties shall not permit the Fixed Charge Coverage Ratio (to be defined in Credit Documentation), calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to be less than 1.1 to 1.0.

Exhibit A - 9

CONFIDENTIAL	April 13, 2014

I. Events of Default:	Subject to the Limited Conditionality Provision, shall be substantially consistent with the Existing Credit Agreement and usual and customary for transactions of this nature and consisting of the following (with exceptions, materiality and other qualifications to be agreed) payment under loan documents; breach of warranty; breach of covenants; default in other agreements or indebtedness; final judgments or orders; loan document unenforceable; uninsured losses; proceedings against assets; notice of lien or assessment; insolvency; events relating to plans and benefit arrangements; cessation of business; change of control; Beazer East Default (as defined in the Existing Credit Agreement); bankruptcy, insolvency and reorganization proceedings.
VII. Miscellaneous Provisions:

Voting:	Amendments and waivers of the Credit Documentation will require the approval of Lenders holding greater than 50% of the aggregate amount of the loans and commitments under the Credit Facilities (the “Required Lenders”), except that the consent of each affected Lender shall be required with respect to (i) increases in the commitment of such Lender, (ii) reductions of principal, interest or fees, (iii) extensions of final maturity or scheduled amortization, (iv) releases of Guarantors or all or substantially all of the Collateral (except as permitted by the Credit Documentation), (v) amend sections of the Credit Documentation concerning pro-rata treatment of lenders, sharing of payments and the exculpatory provisions relating to the Administrative Agent, and (vi) modifications to the definition of Required Lenders.

Assignments and Participations:	Assignments must be in a minimum amount of $5,000,000. Assignments are subject to the approval of the Administrative Agent and Borrower (unless an event of default has occurred and is continuing or such assignment is to a Lender or an affiliate of a Lender); such consent may not be unreasonably withheld. No participation shall include voting rights, other than for matters requiring consent of 100% of the Lenders. Assignments will be subject to the payment by the assigning Lender of a $3,500 service fee to the Administrative Agent.

Yield Protection:	The Borrower shall pay the Lenders under customary yield protection provisions such additional amounts as will compensate the Lenders and their respective holding companies in the event that any of them are or become subject to legal, capital or reserve requirements (including

Exhibit A - 10

CONFIDENTIAL	April 13, 2014

without limitation those arising under the Dodd-Frank Wall Street Reform and Consumer Protection Act or Basel III, or any rules, guidelines or directives issued at any time in connection therewith) or taxes (except for taxes on overall net income) which in any case increase the cost or reduce the yield to the Lenders or their respective holding companies.

Non-Consenting and Defaulting Lenders:	Documentation shall include customary provisions for (i) replacing non-consenting Lenders in connection with amendments and waivers and (ii) addressing “defaulting” Lenders.

Expenses:	The Borrower shall pay all of PNC Capital Markets and the Administrative Agent’s costs and expenses associated with the preparation, due diligence, administration, syndication and enforcement of all documentation executed in connection with the Credit Facilities, including, without limitation, the reasonable legal fees of outside counsel to the Administrative Agent and PNC Capital Markets, regardless of whether or not the Credit Facilities close; provided that only those costs and expenses for which an invoice is delivered to the Borrower at least two (2) business days prior to the Closing Date will be required to be paid on the Closing Date.

Indemnification:	The Borrower shall indemnify and hold harmless PNC Capital Markets, the Administrative Agent and each of the Lenders and each of their respective affiliates and each of their respective officers, directors, employees, advisors and agents (each, an “Indemnified Person”) from and against (and will reimburse each Indemnified Person as the same are incurred for) any and all losses, claims, damages, liabilities, costs and expenses (including without limitation reasonable fees and expenses of outside legal counsel), joint or several, which may be incurred by or asserted or awarded against any Indemnified Person (including, without limitation, in connection with any investigation, litigation or other proceeding or preparation of a defense in connection therewith), in each case arising out of or in connection with: (a) the Commitment Letter, (b) this Term Sheet, (c) the Fee Letters or (d) any other transaction contemplated by any of the foregoing, except to the extent such claim, damage, loss, liability, cost or expense is found in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from such Indemnified Person’s own gross negligence or willful misconduct or that of its respective affiliates or each of their respective officers, directors, employees, advisors and agents. No Indemnified Person shall be liable for any damage arising from the use by others of Information Materials obtained through electronic, telecommunications or other information systems, except to the extent such damages are found by a final, non-appealable judgment of a court

Exhibit A - 11

CONFIDENTIAL	April 13, 2014

of competent jurisdiction to arise from the gross negligence or willful misconduct of such Indemnified Person. In addition, no Indemnified Person shall be liable for any special, indirect, consequential or punitive damages in connection with the Transactions.

Other:	Each of the parties shall waive its right to a trial by jury and shall submit to Pennsylvania jurisdiction. The Credit Documentation shall include customary increased costs, withholding tax and capital adequacy provisions.

Governing Law:	Commonwealth of Pennsylvania.

Administrative Agent’s Counsel:	Buchanan Ingersoll & Rooney PC.

Exhibit A - 12

CONFIDENTIAL	April 13, 2014

Annex 1 to Exhibit A

Interest Rates:	Pricing of the Credit Facilities shall bear interest, at the Borrower’s option, at a rate based on LIBOR or the Base Rate, plus a margin based on the Borrower’s Total Secured Leverage Ratio as set forth in a performance based pricing grid attached hereto as Annex 2 to Exhibit A.

Pricing on the Closing Date shall be determined based upon the Borrower’s proforma Total Secured Leverage Ratio as of the Closing Date after giving effect to the Transactions with reference to the performance based pricing grid attached hereto as Annex 2 to Exhibit A.

Each swing line loan shall bear interest at the Base Rate or As-Offered Rate plus the applicable margin for Base Rate loans.

Base Rate:	The “Base Rate” or “BR” is the highest of (i) the Administrative Agent’s prime rate (ii) the Federal Funds open rate plus 1⁄2% and (iii) the Daily LIBOR Rate plus 100 basis points. Interest on the BR borrowings is calculated on a 365 or 366 day basis, as the case may be, and actual days elapsed and is payable quarterly in arrears.

For purposes of this definition, Daily LIBOR Rate shall mean, for any day, the rate per annum determined by the Administrative Agent by dividing the (x) the Published Rate by (y) a number equal to 1.00 minus the percentage prescribed by the Federal Reserve for determining the maximum reserve requirements with respect to any Eurocurrency funding by banks on such day. “Published Rate” shall mean the rate of interest published each business day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the Eurodollar rate for a one month period as published in another publication determined by the Administrative Agent).

LIBOR:	Interest on LIBOR borrowings is calculated on an actual/360 day basis and is payable on the last day of each interest period and with respect to interest periods in excess of 3 months, every 90 days and on the last day of each interest period. LIBOR advances will be available for periods of 1, 2, 3 or 6 months. LIBOR pricing will be adjusted for any statutory reserves.

Default Rate:	Subsequent to an Event of Default, outstandings shall bear interest at 2.0% over the rate of interest applicable under the Base Rate pricing option and letter of credit fees shall be 2.0% above the otherwise applicable letter of credit fees until such time as such Event of Default has been cured, waived or amended.

Annex 1 to Exhibit A - 1

CONFIDENTIAL	April 13, 2014

Fees:

Letters of Credit:	The Borrower shall pay letter of credit fees, payable quarterly in arrears, equal to the spread over LIBOR with respect to Revolver loans on the aggregate undrawn amount of the letters of credit issued under the Revolver. In addition, the Borrowers shall pay a letter of credit fronting fee, payable quarterly in arrears.

Commitment Fee:	A commitment fee, based on the Borrower’s Total Secured Leverage Ratio as set forth in a performance based pricing grid attached hereto as Annex 2 to Exhibit A shall be paid on the unused portion of the Revolver. The commitment fee shall be payable to each Lender quarterly in arrears in proportion to such Lender’s Revolver commitment.

Annex 1 to Exhibit A - 2

CONFIDENTIAL	April 13, 2014

Annex 2 to Exhibit A

Pricing Grid

Level	Senior Secured Leverage Ratio	LIBOR Margin	Base Rate Margin	Commitment Fee
I	≥ 3.00 to 1.00	325	225	37.5
II	< 3.00 to 1.00 but ≥ 2.50 to 1.00	300	200	37.5
III	< 2.50 to 1.00 but ≥ 2.00 to 1.00	275	175	25
IV	< 2.00 to 1.00 but ≥ 1.50 to 1.00	250	150	25
V	< 1.50 to 1.00	225	125	20

Note:

All pricing and commitment fees are expressed in basis points.

Annex 2 to Exhibit A - 1

CONFIDENTIAL	April 13, 2014

Annex 3 to Exhibit A

Conditions Precedent to Closing

Shall consist only of the conditions precedent expressly set forth in Section 4 of this Commitment Letter and the following in this Annex 3:

(a) The Acquisition shall be consummated pursuant to the Stock Purchase Agreement by and among Osmose Holdings, Inc., Osmose, Inc., Osmose Railroad Services, Inc., and the Acquirer provided to and in form and substance reasonably acceptable to the Arranger by email at approximately 9:27 p.m. EDT on April 13, 2014 (subject to any modifications, consents or waivers thereto that comply with the provisions of this clause (a), and together with the exhibits and schedules thereto, (the “Acquisition Agreement”), which shall provide for a base aggregate cash purchase price (subject to adjustment as described in the Acquisition Agreement) not to exceed $460 million (excluding transaction expenses). The Acquisition Agreement shall not have been altered, amended or otherwise changed or supplemented or any condition therein waived without the prior written consent of the Arranger (such consent not to be unreasonably withheld, conditioned or delayed) to the extent any such alteration, amendment, or other change, supplement or waiver would be materially adverse to the interests of the Lenders (it being understood and agreed that (1) any change in the definition of “Material Adverse Effect” (as defined in the Acquisition Agreement) shall be deemed to be materially adverse to the interests of the Lenders, (2) any increase in the base aggregate cash purchase price (subject to adjustment as described in the Acquisition Agreement and excluding any transaction expenses) under the Acquisition Agreement shall be deemed to be materially adverse to the interests of the Lenders, and (3) any decrease in the base aggregate cash purchase price (subject to adjustment as described in the Acquisition Agreement) under the Acquisition Agreement shall be deemed to be materially adverse to the interests of the Lenders unless such decrease is used to reduce the amount of the Term Loan on a dollar-for-dollar basis). The consummation of the Acquisition and the Credit Facilities, to the extent that the 2009 Notes are not replaced by a 144a Placement, (i) will not require an amendment to the 2009 Senior Note Debt Documents or the consent of the 2009 Trustee or the noteholders under the 2009 Senior Note Debt Documents, and (ii) subject to the Limited Conditionality Provision, will provide for the establishment of a collateral trust agreement pursuant to which liens will be granted to a collateral trustee and will secure, on a pari passu basis, the Credit Facilities and the 2009 Notes;

(b) Subject to the Limited Conditionality Provision, you shall have delivered the following items to the Administrative Agent: (i) executed copies of the Credit Documentation, including, only a credit agreement, security agreement, collateral assignment, control agreement (except with respect to the deposit accounts, securities accounts and commodities accounts of the Targets, which shall be provided on a 60-day post-closing basis), pledge agreement, transfer powers, intellectual property security agreement, notes, guaranty agreement, intercompany subordination agreement, loan requests, landlord

Annex 3 to Exhibit A - 1

CONFIDENTIAL	April 13, 2014

waivers for the headquarter location only (except with respect to any leased location of the Targets, which shall be provided on a 60-day post-closing basis) and, if applicable, a collateral trust agreement in accordance with the last sentence of clause (a) above, (ii) evidence of insurance coverage, provided that insurance endorsements shall only be required on a 60-day post-closing basis, (iii) executed copies of the Acquisition Agreement and all related documents, (iv) at least five business days prior to the Closing Date (to the extent requested no later than 10 business days prior to the Closing Date), all documentation and other information requested by the Administrative Agent, the Lead Arranger or any Lender that is required by U.S. regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act, and (v) a solvency certificate from the chief financial officer or other financial officer of Holdings in substantially the form attached hereto as Attachment A to Annex 3;

(c) Receipt of the Targets’ audited financial statements, prepared on a combined basis for the Targets and in accordance with GAAP, for the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013;

(d) Subject to the Due Authorization Limitation Provision, secretary’s or other officer’s certificates for each Loan Party containing certified resolutions, incumbency certificate and corporate documents;

(e) Delivery of customary legal opinion(s) of counsel to the Loan Parties; provided that any opinion with respect to any entity subject to the Due Authorization Limitation Provision shall not be required to be delivered until such entity becomes a Loan Party;

(f) Delivery of (a) a pro forma consolidated balance sheet and related pro forma consolidated statement of income (but not a pro forma statement of cash flows) of Holdings and its subsidiaries (after giving effect to the Acquisition and the other Transactions) as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 90 days prior to the Closing Date (if such period is a fiscal year or is the fourth fiscal quarter of any fiscal year) or at least 60 days prior to the Closing Date (if such period is a fiscal quarter other than the fourth fiscal quarter of any fiscal year), prepared after giving effect to the Acquisition and other the Transactions as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of the statement of income), and (b) pro forma projections (including a pro forma consolidated balance sheet, statements of income and cash flow and assumptions on which such projections are based) of Holdings and its subsidiaries (after giving effect to the Acquisitions and the other Transactions) for the fiscal years 2014 through 2018 provided that each such pro forma financial statement shall be prepared in good faith by Holdings, based upon assumptions that are made in good faith at the time made (it being understood that any such proforma statements are subject to uncertainties and contingencies, some of which are beyond Holdings’ control, that no assurance can be given that any particular proforma statement will be realized, and that actual results may differ and that such differences may be material);

(g) All regulatory approvals, including Hart-Scott Rodino, and licenses necessary for the financing shall have been completed and there shall be an absence of any legal or regulatory prohibitions or restrictions;

Annex 3 to Exhibit A - 2

CONFIDENTIAL	April 13, 2014

(h) The commitments of the lenders under the Existing Credit Agreement shall have been terminated, and the obligations of the Loan Parties thereunder shall have been satisfied; and

(i) Payment of all fees and expenses subject to reimbursement. Notwithstanding anything to the contrary contained herein, any fees and expenses required to be paid pursuant to this paragraph shall only be required to be paid on the Closing Date to the extent that an invoice for such fees and expenses is delivered to the Borrower at least two (2) business days prior to the Closing Date.

Annex 3 to Exhibit A - 3

Attachment A to Annex 3 to Exhibit A

Form of Solvency Certificate

To the Administrative Agent and each of the Lenders party to the Credit Agreement referred to below:

I, the undersigned, a senior authorized financial officer of                      a                      corporation (the “Acquirer”), in that capacity only and not in my individual capacity (and without personal liability), do hereby certify as of the date hereof, and based upon facts and circumstances as they exist as of the date hereof (and disclaiming any responsibility for changes in such fact and circumstances after the date hereof), that:

1. This certificate is furnished to the Administrative Agent and the Lenders pursuant to Section      of the Credit Agreement dated as of                  , 2014, among the Acquirer, PNC Bank, National Association, as Administrative Agent, and the other parties thereto (the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used in this certificate shall have the meanings set forth in the Credit Agreement.

2. For purposes of this certificate, the terms below shall have the following meanings:

(a) “Fair Value” shall mean the amount at which the assets (both tangible and intangible), in their entirety, of Holdings and its subsidiaries taken as a whole (after giving effect to the Transactions) would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

(b) “Present Fair Salable Value” shall mean the amount that could be obtained by an independent willing seller from an independent willing buyer if the assets (both tangible and intangible) of Holdings and its subsidiaries taken as a whole (after giving effect to the Transactions) are sold on a going concern basis with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated.

(c) “Stated Liabilities” shall mean the recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of Holdings and its subsidiaries taken as a whole (after giving effect to the Transactions), as of the date hereof after giving effect to the consummation of the Transactions (including the execution and delivery of the Credit Agreement, the making of the Loans and the use of proceeds of such Loans on the date hereof), determined in accordance with GAAP consistently applied.

(d) “Identified Contingent Liabilities” shall mean the maximum estimated amount of liabilities reasonably likely to result from pending; litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of Holdings and its subsidiaries (taken as a whole after giving effect to the Transactions) (including the execution and delivery of the Credit Agreement, the making of the Loans and the use of proceeds of such Loans on the date hereof) (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities (including the Acquisition)), as identified and explained in terms of their nature and estimated magnitude by responsible officers of the Acquiror.

Attachment A to Annex 3 to Exhibit A - 1

(e) “Will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature” For the period from the date hereof through the Maturity Date, Holdings, the Acquirer and its subsidiaries taken as a whole (after giving effect to the Transactions) will have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or (in the case of Identified Contingent Liabilities) otherwise become payable, in light of business conducted or anticipated to be conducted by the Holdings and its subsidiaries as reflected in the projected financial statements and in light of the anticipated credit capacity.

(f) “Do not have Unreasonably Small Capital” For the period from the date hereof through Maturity Date, Holdings, the Acquirer and its subsidiaries taken as a whole (after giving effect to the Transactions) (including execution and delivery of the Credit Agreement, the making of the Loans and the use of proceeds of such Loans on the date hereof (including the Acquisition)) is a going concern and has sufficient capital to reasonably ensure that it will continue to be a going concern for such period. I understand that “unreasonably small capital” depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the business conducted or anticipated to be conducted by the Credit Parties as reflected in the projected financial statements and in light of the anticipated credit capacity.

3. For purposes of this certificate, I, or officers of the Acquirer under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

(a) I have reviewed the financial statements (including the pro forma financial statements) referred to in Section     of the Credit Agreement.

(b) I have knowledge of and have reviewed to my satisfaction the Credit Agreement.

(c) As a senior authorized financial officer of the Acquirer, I am familiar with the financial condition of Holdings, the Acquirer and its Subsidiaries.

4. Based on and subject to the foregoing, I hereby certify on behalf of the Acquirer that after giving effect to the consummation of the Transactions (including the execution and delivery of the Credit Agreement, the making of the Loans and the use of proceeds of such Loans on the date hereof), it is my opinion that (i) the Fair Value of the assets of Holdings, the Acquirer and its subsidiaries taken as a whole (after giving effect to the Transactions) exceed their Stated Liabilities and Identified Contingent Liabilities; (ii) the Present Fair Salable Value of the assets of Holdings, the Acquirer and its subsidiaries taken as a whole (after giving effect to the Transactions) exceed their Stated Liabilities and Identified Contingent Liabilities; (iii) Holdings, the Acquirer and its subsidiaries taken as a whole (after giving effect to the Transactions) do not have Unreasonably Small Capital; and (iv) Holdings, the Acquirer and its Subsidiaries taken as a whole (after giving effect to the Transactions) will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature.

IN WITNESS WHEREOF, the Acquirer has caused this certificate to be executed on its behalf by a Senior Authorized Financial Officer as of the date first written above.

Attachment A to Annex 3 to Exhibit A - 2

JOINDER TO

COMMITMENT LETTER AND JOINT LEAD ARRANGERS’ FEE LETTER

May 12, 2014

PNC Capital Markets LLC

Three PNC Plaza

225 Fifth Avenue, 5th Floor

Pittsburgh, Pennsylvania 15222

Attention: Patrick Kern

Re:	$800,000,000 Senior Credit Facilities

Ladies and Gentlemen:

We refer to the Commitment Letter (the “Commitment Letter”) dated April 13, 2014 by and among PNC Bank, National Association, PNC Capital Markets LLC and Koppers Inc. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Commitment Letter.

We are pleased to advise you of Fifth Third Bank’s (“Joining Lender”) commitment to provide $110 million of the Credit Facilities (the “Additional Commitment”) on the terms and subject to the conditions set forth in the Commitment Letter. The parties hereto hereby agree that effective as of the date hereof (A) Joining Lender hereby is and shall be deemed to be a Lender and an Additional Commitment Party, and Joining Lender hereby is and shall be deemed to be a joint lead arranger and an Additional Commitment Party, in each case, under the Commitment Letter, (B) the Joining Lender shall have assumed together with PNC Bank and each other Additional Commitment Party that has or will join the Commitment Letter (each, a “Commitment Party” and collectively, the “Commitment Parties”) the several obligations under, and shall perform, comply with and be subject to and bound by, severally with each other Commitment Party, each of the terms, provisions and waivers of the Commitment Letter and (C) the Joining Lender shall be entitled to all of the rights and remedies of a Commitment Party under each of the terms and provisions of the Commitment Letter. The parties hereto hereby further agree that effective as of the date hereof Joining Lender hereby is, and shall be deemed to be, a joint lead arranger under the Joint Lead Arrangers’ Fee Letter, and Joining Lender shall have together with PNC Bank and each other Additional Commitment Party that has or will join the Joint Lead Arranger’s Fee Letter (each, a “Joint Lead Arranger” and collectively, the “Joint Lead Arrangers”) the rights and remedies of a Joint Lead Arranger under, each of the terms and provisions of the Joint Lead Arrangers’ Fee Letter. For the avoidance of doubt, any determination of Majority Lead Arrangers made under the Joint Lead Arrangers’ Fee Letter shall include those Joint Lead Arrangers holding directly or together with their affiliates a majority of the commitments under the Credit Facilities. The Joining Lender acknowledges that it has heretofore received a true and correct copy of the Commitment Letter and the Joint Lead Arrangers’ Fee Letter.

As consideration for the Additional Commitment and the agreements of the Joining Lender hereunder, PNC Capital Markets hereby agrees that the Joining Lender shall receive a portion of the Underwriting Fee payable to PNC Capital Markets pursuant to the Joint Lead Arrangers’ Fee Letter, in an amount equal to 13.75% of the balance of the Underwriting Fee remaining after deducting (i) fees paid to the Lenders on their allocated commitment at closing and (ii) rebate of such Underwriting Fee as provided in the Joint Lead Arrangers’ Fee Letter. Once paid by PNC Capital Markets, except as expressly provided in the Joint Lead Arrangers’ Fee Letter, such fee shall not be refundable under any circumstances.

The Company hereby agrees that (X) references to Arranger in clause (a) of Annex 3 to Exhibit A of the Commitment Letter will also be references to the Joining Lender and (Y) the Joining Lender and its affiliates and each of its officers, directors, employees, advisors and agents shall be entitled to the benefits of the second paragraph of Section 5 and Sections 6, 7, 8, 9, 10 and 11 of the Commitment Letter, in each case as if each reference therein to PNC Capital Markets, PNC Bank, we or us included a reference to the Joining Lender.

The Joining Lender acknowledges that it has made its own credit analysis and made its own decision to join the Commitment Letter and Joint Lead Arrangers’ Fee Letter and issue the Additional Commitment, independently and without reliance on any other bank. PNC Bank, the Company, and their affiliates shall not have any liability or responsibility to the Joining Lender if the Additional Commitment is not accepted or closed.

This letter is solely for the benefit of the Joining Lender, PNC Bank and the Company and no other person shall obtain any rights hereunder or be entitled to rely on, or claim reliance upon, this commitment.

The Company acknowledges that the Joining Lender will be acting as an independent contractor on an arms-length basis and not as the Company’s fiduciary, advisor or agent.

The Joining Lender understands and agrees that its joining the Commitment Letter and the Joint Lead Arrangers’ Fee Letter and providing the Additional Commitment is subject to acceptance by PNC Bank and the Company.

Each of the Joining Lender, PNC Bank and the Company, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree that (i) the next-to-last paragraph of the Joint Lead Arrangers’ Fee Letter is hereby amended by deleting the sentence “This Joint Lead Arrangers’ Fee Letter shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania (without regard to the principles of conflicts of laws thereof, to the extent that the same are not mandatorily applicable by statute and would require or permit the application of the law of another jurisdiction).” and in its stead inserting the sentence “All matters relating to the interpretation, construction, validity and enforcement of this Joint Lead Arrangers’ Fee Letter shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, including Section 5-1401 of the New York General Obligations Law.”, (ii) the first sentence of the Section titled “Other” of the Term Sheet is hereby amended and restated in its entirety to read “Each of the parties shall waive its right to a trial by jury and shall submit to New York jurisdiction.”, (iii) the Section titled “Governing Law” of the Term Sheet is hereby amended and restated in its entirety to read “State of New York.” and (iv) Paragraph 11(a) of the Commitment Letter is hereby amended and restated in its entirety as follows:

(a) All matters relating to the interpretation, construction, validity and enforcement of this letter shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, including Section 5-1401 of the New York General Obligations Law. Each party hereto consents to the nonexclusive jurisdiction and venue of the state or federal district courts located in New York County, New York. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, (i) any right it may have to a trial by jury in any legal proceeding arising out of or relating to the Commitment Letter, the Transactions or the transactions contemplated hereby or thereby (whether based on contract, tort or any other theory) and (ii) any objection that it may now or hereafter have to the laying of venue of any such legal proceeding in the state or federal courts located in New York County, New York.

This letter agreement, the Commitment Letter and the Joint Lead Arrangers’ Fee Letter may not be amended or modified, or any provision hereof waived, except by an instrument in writing signed by the parties hereto or thereto (including each party that has or will join the Commitment Letter and the Joint Lead Arrangers’ Fee Letter). This letter agreement, the Commitment Letter and the Joint Lead Arrangers’ Fee Letter set forth the entire agreement among the parties hereto and supersede all prior understandings, whether written or oral, among the parties hereto with respect to the matters herein and therein. This letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns, provided that this letter may not be assigned by the Company or the Joining Lender and no rights of the Company or the Joining Lender may be transferred and no obligations may be delegated without the prior written consent of PNC Bank. This letter agreement and the rights and duties of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The submission to jurisdiction and waiver of jury trial provisions contained in Section 11(a) (as such Section is amended in this letter agreement) of the Commitment Letter are incorporated herein by reference, mutatis mutandis. The Company agrees it will not disclose this letter agreement or the contents hereof other than to the extent disclosure of the Commitment Letter and the contents thereof is permitted under Section 7 of the Commitment Letter. This letter agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same letter. Delivery of an executed counterpart of a signature page to this letter agreement by electronic transmission shall be as effective as delivery of an original executed counterpart of this letter agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE 1 OF 3 – JOINDER TO COMMITMENT LETTER]

Very truly yours,

FIFTH THIRD BANK

By:	/s/ Rachel Bonomo
Name:	Rachel Bonomo
Title:	Assistant Vice President

[SIGNATURE PAGE 2 OF 3 – JOINDER TO COMMITMENT LETTER]

Acknowledged and accepted as of the date first above written:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

PNC CAPITAL MARKETS LLC

By:	/s/ Patrick Kern
Name:	Patrick Kern
Title:	Managing Director

[SIGNATURE PAGE 3 OF 3 – JOINDER TO COMMITMENT LETTER]

Acknowledged and accepted as of the date first above written:

KOPPERS INC.

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

JOINDER TO

COMMITMENT LETTER AND JOINT LEAD ARRANGERS’ FEE LETTER

May 12, 2014

PNC Capital Markets LLC

Three PNC Plaza

225 Fifth Avenue, 5th Floor

Pittsburgh, Pennsylvania 15222

Attention: Patrick Kern

Re:	$800,000,000 Senior Credit Facilities

Ladies and Gentlemen:

We refer to the Commitment Letter (the “Commitment Letter”) dated April 13, 2014 by and among PNC Bank, National Association, PNC Capital Markets LLC and Koppers Inc. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Commitment Letter.

We are pleased to advise you of Barclays Bank PLC’s (“Joining Lender”) commitment to provide $110 million of the Credit Facilities (the “Additional Commitment”) on the terms and subject to the conditions set forth in the Commitment Letter. The parties hereto hereby agree that effective as of the date hereof (A) Joining Lender hereby is and shall be deemed to be a Lender and an Additional Commitment Party, and Joining Lender hereby is and shall be deemed to be a joint lead arranger and an Additional Commitment Party, in each case, under the Commitment Letter, (B) the Joining Lender shall have assumed together with PNC Bank and each other Additional Commitment Party that has or will join the Commitment Letter (each, a “Commitment Party” and collectively, the “Commitment Parties”) the several obligations under, and shall perform, comply with and be subject to and bound by, severally with each other Commitment Party, each of the terms, provisions and waivers of the Commitment Letter and (C) the Joining Lender shall be entitled to all of the rights and remedies of a Commitment Party under each of the terms and provisions of the Commitment Letter. The parties hereto hereby further agree that effective as of the date hereof Joining Lender hereby is, and shall be deemed to be, a joint lead arranger under the Joint Lead Arrangers’ Fee Letter, and Joining Lender shall have together with PNC Bank and each other Additional Commitment Party that has or will join the Joint Lead Arranger’s Fee Letter (each, a “Joint Lead Arranger” and collectively, the “Joint Lead Arrangers”) the rights and remedies of a Joint Lead Arranger under, each of the terms and provisions of the Joint Lead Arrangers’ Fee Letter. For the avoidance of doubt, any determination of Majority Lead Arrangers made under the Joint Lead Arrangers’ Fee Letter shall include those Joint Lead Arrangers holding directly or together with their affiliates a majority of the commitments under the Credit Facilities. The Joining Lender acknowledges that it has heretofore received a true and correct copy of the Commitment Letter and the Joint Lead Arrangers’ Fee Letter.

As consideration for the Additional Commitment and the agreements of the Joining Lender hereunder, PNC Capital Markets hereby agrees that the Joining Lender shall receive a portion of the Underwriting Fee payable to PNC Capital Markets pursuant to the Joint Lead Arrangers’ Fee Letter, in an amount equal to 13.75% of the balance of the Underwriting Fee remaining after deducting (i) fees paid to the Lenders on their allocated commitment at closing and (ii) rebate of such Underwriting Fee as provided in the Joint Lead Arrangers’ Fee Letter. Once paid by PNC Capital Markets, except as expressly provided in the Joint Lead Arrangers’ Fee Letter, such fee shall not be refundable under any circumstances.

The Company hereby agrees that (X) references to Arranger in clause (a) of Annex 3 to Exhibit A of the Commitment Letter will also be references to the Joining Lender and (Y) the Joining Lender and its affiliates and each of its officers, directors, employees, advisors and agents shall be entitled to the benefits of the second paragraph of Section 5 and Sections 6, 7, 8, 9, 10 and 11 of the Commitment Letter, in each case as if each reference therein to PNC Capital Markets, PNC Bank, we or us included a reference to the Joining Lender.

The Joining Lender acknowledges that it has made its own credit analysis and made its own decision to join the Commitment Letter and Joint Lead Arrangers’ Fee Letter and issue the Additional Commitment, independently and without reliance on any other bank. PNC Bank, the Company, and their affiliates shall not have any liability or responsibility to the Joining Lender if the Additional Commitment is not accepted or closed.

This letter is solely for the benefit of the Joining Lender, PNC Bank and the Company and no other person shall obtain any rights hereunder or be entitled to rely on, or claim reliance upon, this commitment.

The Company acknowledges that the Joining Lender will be acting as an independent contractor on an arms-length basis and not as the Company’s fiduciary, advisor or agent.

The Joining Lender understands and agrees that its joining the Commitment Letter and the Joint Lead Arrangers’ Fee Letter and providing the Additional Commitment is subject to acceptance by PNC Bank and the Company.

Each of the Joining Lender, PNC Bank and the Company, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree that (i) the next-to-last paragraph of the Joint Lead Arrangers’ Fee Letter is hereby amended by deleting the sentence “This Joint Lead Arrangers’ Fee Letter shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania (without regard to the principles of conflicts of laws thereof, to the extent that the same are not mandatorily applicable by statute and would require or permit the application of the law of another jurisdiction).” and in its stead inserting the sentence “All matters relating to the interpretation, construction, validity and enforcement of this Joint Lead Arrangers’ Fee Letter shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, including Section 5-1401 of the New York General Obligations Law.”, (ii) the first sentence of the Section titled “Other” of the Term Sheet is hereby amended and restated in its entirety to read “Each of the parties shall waive its right to a trial by jury and shall submit to New York jurisdiction.”, (iii) the Section titled “Governing Law” of the Term Sheet is hereby amended and restated in its entirety to read “State of New York.” and (iv) Paragraph 11(a) of the Commitment Letter is hereby amended and restated in its entirety as follows:

(a) All matters relating to the interpretation, construction, validity and enforcement of this letter shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, including Section 5-1401 of the New York General Obligations Law. Each party hereto consents to the nonexclusive jurisdiction and venue of the state or federal district courts located in New York County, New York. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, (i) any right it may have to a trial by jury in any legal proceeding arising out of or relating to the Commitment Letter, the Transactions or the transactions contemplated hereby or thereby (whether based on contract, tort or any other theory) and (ii) any objection that it may now or hereafter have to the laying of venue of any such legal proceeding in the state or federal courts located in New York County, New York.

This letter agreement, the Commitment Letter and the Joint Lead Arrangers’ Fee Letter may not be amended or modified, or any provision hereof waived, except by an instrument in writing signed by the parties hereto or thereto (including each party that has or will join the Commitment Letter and the Joint Lead Arrangers’ Fee Letter). This letter agreement, the Commitment Letter and the Joint Lead Arrangers’ Fee Letter set forth the entire agreement among the parties hereto and supersede all prior understandings, whether written or oral, among the parties hereto with respect to the matters herein and therein. This letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns, provided that this letter may not be assigned by the Company or the Joining Lender and no rights of the Company or the Joining Lender may be transferred and no obligations may be delegated without the prior written consent of PNC Bank. This letter agreement and the rights and duties of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The submission to jurisdiction and waiver of jury trial provisions contained in Section 11(a) (as such Section is amended in this letter agreement) of the Commitment Letter are incorporated herein by reference, mutatis mutandis. The Company agrees it will not disclose this letter agreement or the contents hereof other than to the extent disclosure of the Commitment Letter and the contents thereof is permitted under Section 7 of the Commitment Letter. This letter agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same letter. Delivery of an executed counterpart of a signature page to this letter agreement by electronic transmission shall be as effective as delivery of an original executed counterpart of this letter agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE 1 of 3 – JOINDER TO COMMITMENT LETTER]

Very truly yours,

BARCLAYS BANK PLC

By:	/s/ Kevin Crealese
Name:	Kevin Crealese
Title:	Managing Director

[SIGNATURE PAGE 2 OF 3 – JOINDER TO COMMITMENT LETTER]

Acknowledged and accepted

as of the date first above written:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

PNC CAPITAL MARKETS LLC

By:	/s/ Patrick Kern
Name:	Patrick Kern
Title:	Managing Director

[SIGNATURE PAGE 3 OF 3 – JOINDER TO COMMITMENT LETTER]

Acknowledged and accepted

as of the date first above written:

KOPPERS INC.

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

JOINDER TO

COMMITMENT LETTER AND JOINT LEAD ARRANGERS’ FEE LETTER

May 12, 2014

PNC Capital Markets LLC

Three PNC Plaza

225 Fifth Avenue, 5th Floor

Pittsburgh, Pennsylvania 15222

Attention: Patrick Kern

Re:	$800,000,000 Senior Credit Facilities

Ladies and Gentlemen:

We refer to the Commitment Letter (the “Commitment Letter”) dated April 13, 2014 by and among PNC Bank, National Association, PNC Capital Markets LLC and Koppers Inc. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Commitment Letter.

We are pleased to advise you of Citizens Bank of Pennsylvania’s (“Joining Lender”) commitment to provide $110 million of the Credit Facilities (the “Additional Commitment”) on the terms and subject to the conditions set forth in the Commitment Letter. The parties hereto hereby agree that effective as of the date hereof (A) Joining Lender hereby is and shall be deemed to be a Lender and an Additional Commitment Party, and Joining Lender hereby is and shall be deemed to be a joint lead arranger and an Additional Commitment Party, in each case, under the Commitment Letter, (B) the Joining Lender shall have assumed together with PNC Bank and each other Additional Commitment Party that has or will join the Commitment Letter (each, a “Commitment Party” and collectively, the “Commitment Parties”) the several obligations under, and shall perform, comply with and be subject to and bound by, severally with each other Commitment Party, each of the terms, provisions and waivers of the Commitment Letter and (C) the Joining Lender shall be entitled to all of the rights and remedies of a Commitment Party under each of the terms and provisions of the Commitment Letter. The parties hereto hereby further agree that effective as of the date hereof Joining Lender hereby is, and shall be deemed to be, a joint lead arranger under the Joint Lead Arrangers’ Fee Letter, and

Joining Lender shall have together with PNC Bank and each other Additional Commitment Party that has or will join the Joint Lead Arranger’s Fee Letter (each, a “Joint Lead Arranger” and collectively, the “Joint Lead Arrangers”) the rights and remedies of a Joint Lead Arranger under, each of the terms and provisions of the Joint Lead Arrangers’ Fee Letter. For the avoidance of doubt, any determination of Majority Lead Arrangers made under the Joint Lead Arrangers’ Fee Letter shall include those Joint Lead Arrangers holding directly or together with their affiliates a majority of the commitments under the Credit Facilities. The Joining Lender acknowledges that it has heretofore received a true and correct copy of the Commitment Letter and the Joint Lead Arrangers’ Fee Letter.

As consideration for the Additional Commitment and the agreements of the Joining Lender hereunder, PNC Capital Markets hereby agrees that the Joining Lender shall receive a portion of the Underwriting Fee payable to PNC Capital Markets pursuant to the Joint Lead Arrangers’ Fee Letter, in an amount equal to 13.75% of the balance of the Underwriting Fee remaining after deducting (i) fees paid to the Lenders on their allocated commitment at closing and (ii) rebate of such Underwriting Fee as provided in the Joint Lead Arrangers’ Fee Letter. Once paid by PNC Capital Markets, except as expressly provided in the Joint Lead Arrangers’ Fee Letter, such fee shall not be refundable under any circumstances.

The Company hereby agrees that (X) references to Arranger in clause (a) of Annex 3 to Exhibit A of the Commitment Letter will also be references to the Joining Lender and (Y) the Joining Lender and its affiliates and each of its officers, directors, employees, advisors and agents shall be entitled to the benefits of the second paragraph of Section 5 and Sections 6, 7, 8, 9, 10 and 11 of the Commitment Letter, in each case as if each reference therein to PNC Capital Markets, PNC Bank, we or us included a reference to the Joining Lender.

The Joining Lender acknowledges that it has made its own credit analysis and made its own decision to join the Commitment Letter and Joint Lead Arrangers’ Fee Letter and issue the Additional Commitment, independently and without reliance on any other bank. PNC Bank, the Company, and their affiliates shall not have any liability or responsibility to the Joining Lender if the Additional Commitment is not accepted or closed.

This letter is solely for the benefit of the Joining Lender, PNC Bank and the Company and no other person shall obtain any rights hereunder or be entitled to rely on, or claim reliance upon, this commitment.

The Company acknowledges that the Joining Lender will be acting as an independent contractor on an arms-length basis and not as the Company’s fiduciary, advisor or agent.

The Joining Lender understands and agrees that its joining the Commitment Letter and the Joint Lead Arrangers’ Fee Letter and providing the Additional Commitment is subject to acceptance by PNC Bank and the Company.

Each of the Joining Lender, PNC Bank and the Company, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree that (i) the next-to-last paragraph of the Joint Lead Arrangers’ Fee Letter is hereby amended by deleting the sentence “This Joint Lead Arrangers’ Fee Letter shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania (without regard to the principles of conflicts of laws thereof, to the extent that the same are not mandatorily applicable by statute and would require or permit the application of the law of another jurisdiction).” and in its stead inserting the sentence “All matters relating to the interpretation, construction, validity and enforcement of this Joint Lead Arrangers’ Fee Letter shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, including Section 5-1401 of the New York General Obligations Law.”, (ii) the first sentence of the Section titled “Other” of the Term Sheet is hereby amended and restated in its entirety to read “Each of the parties shall waive its right to a trial by jury and shall submit to New York jurisdiction.”, (iii) the Section titled “Governing Law” of the Term Sheet is hereby amended and restated in its entirety to read “State of New York.” and (iv) Paragraph 11(a) of the Commitment Letter is hereby amended and restated in its entirety as follows:

(a) All matters relating to the interpretation, construction, validity and enforcement of this letter shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, including Section 5-1401 of the New York General Obligations Law. Each party hereto consents to the nonexclusive jurisdiction and venue of the state or federal district courts located in New York County, New York. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, (i) any right it may have to a trial by jury in any legal proceeding arising out of or relating to the Commitment Letter, the Transactions or the transactions contemplated hereby or thereby (whether based on contract, tort or any other theory) and (ii) any objection that it may now or hereafter have to the laying of venue of any such legal proceeding in the state or federal courts located in New York County, New York.

This letter agreement, the Commitment Letter and the Joint Lead Arrangers’ Fee Letter may not be amended or modified, or any provision hereof waived, except by an instrument in writing signed by the parties hereto or thereto (including each party that has or will join the Commitment Letter and the Joint Lead Arrangers’ Fee Letter). This letter agreement, the Commitment Letter and the Joint Lead Arrangers’ Fee Letter set forth the entire agreement among the parties hereto and supersede all prior understandings, whether written or oral, among the parties hereto with respect to the matters herein and therein. This letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns, provided that this letter may not be assigned by the Company or the Joining Lender and no rights of the Company or the Joining Lender may be transferred and no obligations may be delegated without the prior written consent of PNC Bank. This letter agreement and the rights and duties of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The submission to jurisdiction and waiver of jury trial provisions contained in Section 11(a) (as such Section is amended in this letter agreement) of the Commitment Letter are incorporated herein by reference, mutatis mutandis. The Company agrees it will not disclose this letter agreement or the contents hereof other than to the extent disclosure of the Commitment Letter and the contents thereof is permitted under Section 7 of the Commitment Letter. This letter agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same letter. Delivery of an executed counterpart of a signature page to this letter agreement by electronic transmission shall be as effective as delivery of an original executed counterpart of this letter agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE 1 of 3 – JOINDER TO COMMITMENT LETTER]

Very truly yours,

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Philip R. Medsger
Name:	Philip R. Medsger
Title:	Senior Vice President

[SIGNATURE PAGE 2 OF 3 – JOINDER TO COMMITMENT LETTER]

Acknowledged and accepted

as of the date first above written:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

PNC CAPITAL MARKETS LLC

By:	/s/ Patrick Kern
Name:	Patrick Kern
Title:	Managing Director

[SIGNATURE PAGE 3 OF 3 – JOINDER TO COMMITMENT LETTER]

Acknowledged and accepted

as of the date first above written:

KOPPERS INC.

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

JOINDER TO

COMMITMENT LETTER AND JOINT LEAD ARRANGERS’ FEE LETTER

May 9, 2014

PNC Capital Markets LLC

Three PNC Plaza

225 Fifth Avenue, 5th Floor

Pittsburgh, Pennsylvania 15222

Attention: Patrick Kern

Re:	$800,000,000 Senior Credit Facilities

Ladies and Gentlemen:

We refer to the Commitment Letter (the “Commitment Letter”) dated April 13, 2014 by and among PNC Bank, National Association, PNC Capital Markets LLC and Koppers Inc. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Commitment Letter.

We are pleased to advise you of Deutsche Bank AG New York Branch’s (“Joining Lender”) commitment to provide $110 million of the Credit Facilities (the “Additional Commitment”) on the terms and subject to the conditions set forth in the Commitment Letter. The parties hereto hereby agree that effective as of the date hereof (A) Joining Lender hereby is and shall be deemed to be a Lender and an Additional Commitment Party, (B) Deutsche Bank Securities Inc. (“Joining Arranger” and together with Joining Lender, “we” or “Joining Parties”) hereby is and shall be deemed to be a joint lead arranger and an Additional Commitment Party, in each case, under the Commitment Letter, (C) the Joining Parties shall have assumed together with PNC Bank and each other Additional Commitment Party that has or will join the Commitment Letter (each, a “Commitment Party” and collectively, the “Commitment Parties”) the several obligations under, and shall perform, comply with and be subject to and bound by, severally with each other Commitment Party, each of the terms, provisions and waivers of the Commitment Letter and (D) the Joining Parties shall be entitled to all of the rights and remedies of a Commitment Party under each of the terms and provisions of the Commitment Letter. The parties hereto hereby further agree that effective as of the date hereof Joining Arranger hereby is, and shall be deemed to be, a joint lead arranger under the Joint Lead Arrangers’ Fee Letter, and Joining Arranger shall have together with PNC Bank and each other Additional Commitment Party that has or will join the Joint Lead Arranger’s Fee Letter (each, a “Joint Lead Arranger” and collectively, the “Joint Lead Arrangers”) the rights and remedies of a Joint Lead Arranger under, each of the terms and provisions of the Joint Lead Arrangers’ Fee Letter. For the avoidance of doubt, any determination of Majority Lead Arrangers made under the Joint Lead Arrangers’ Fee Letter shall include those Joint Lead Arrangers holding directly or together with their affiliates a majority of the commitments under the Credit Facilities. The Joining Parties acknowledge that they have heretofore received a true and correct copy of the Commitment Letter and the Joint Lead Arrangers’ Fee Letter.

As consideration for the Additional Commitment and the agreements of the Joining Lender hereunder, PNC Capital Markets hereby agrees that the Joining Lender shall receive a portion of the Underwriting Fee payable to PNC Capital Markets pursuant to the Joint Lead Arrangers’ Fee Letter, in an amount equal to 13.75% of the balance of the Underwriting Fee remaining after deducting (i) fees paid to the Lenders on their allocated commitment at closing and (ii) rebate of such Underwriting Fee as provided in the Joint Lead Arrangers’ Fee Letter. Once paid by PNC Capital Markets, except as expressly provided in the Joint Lead Arrangers’ Fee Letter, such fee shall not be refundable under any circumstances.

The Company hereby agrees that (X) references to Arranger in clause (a) of Annex 3 to Exhibit A of the Commitment Letter will also be references to the Joining Parties and (Y) the Joining Parties and their affiliates and each of their respective officers, directors, employees, advisors and agents shall be entitled to the benefits of the second paragraph of Section 5 and Sections 6, 7, 8, 9, 10 and 11 of the Commitment Letter, in each case as if each reference therein to PNC Capital Markets, PNC Bank, we or us included a reference to the Joining Parties.

The Joining Parties acknowledge that they have made their own credit analysis and made their own decision to join the Commitment Letter and Joint Lead Arrangers’ Fee Letter and issue the Additional Commitment, independently and without reliance on any other bank. PNC Bank, the Company, and their affiliates shall not have any liability or responsibility to the Joining Parties if the Additional Commitment is not accepted or closed.

This letter is solely for the benefit of the Joining Parties, PNC Bank and the Company and no other person shall obtain any rights hereunder or be entitled to rely on, or claim reliance upon, this commitment.

The Company acknowledges that each of the Joining Parties will be acting as an independent contractor on an arms-length basis and not as the Company’s fiduciary, advisor or agent.

The Joining Parties understand and agree that their joining the Commitment Letter and the Joint Lead Arrangers’ Fee Letter and the Joining Lender providing the Additional Commitment is subject to acceptance by PNC Bank and the Company.

Each of the Joining Parties, PNC Bank and the Company, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree that (i) the next-to-last paragraph of the Joint Lead Arrangers’ Fee Letter is hereby amended by deleting the sentence “This Joint Lead Arrangers’ Fee Letter shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania (without regard to the principles of conflicts of laws thereof, to the extent that the same are not mandatorily applicable by statute and would require or permit the application of the law of another jurisdiction).” and in its stead inserting the sentence “All matters relating to the interpretation, construction, validity and enforcement of this Joint Lead Arrangers’ Fee Letter shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, including Section 5-1401 of the New York General Obligations Law.”, (ii) the first sentence of the Section titled “Other” of the Term Sheet is hereby amended and restated in its entirety to read “Each of the parties shall waive its right to a trial by jury and shall submit to New York jurisdiction.”, (iii) the Section titled “Governing Law” of the Term Sheet is hereby amended and restated in its entirety to read “State of New York.” and (iv) Paragraph 11(a) of the Commitment Letter is hereby amended and restated in its entirety as follows:

(a) All matters relating to the interpretation, construction, validity and enforcement of this letter shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, including Section 5-1401 of the New York General Obligations Law. Each party hereto consents to the nonexclusive jurisdiction and venue of the state or federal district courts located in New York County, New York. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, (i) any right it may have to a trial by jury in any legal proceeding arising out of or relating to the Commitment Letter, the Transactions or the transactions contemplated hereby or thereby (whether based on contract, tort or any other theory) and (ii) any objection that it may now or hereafter have to the laying of venue of any such legal proceeding in the state or federal courts located in New York County, New York.

This letter agreement, the Commitment Letter and the Joint Lead Arrangers’ Fee Letter may not be amended or modified, or any provision hereof waived, except by an instrument in writing signed by the parties hereto or thereto (including each party that has or will join the Commitment Letter and the Joint Lead Arrangers’ Fee Letter). This letter agreement, the Commitment Letter and the Joint Lead Arrangers’ Fee Letter set forth the entire agreement among the parties hereto and supersede all prior understandings, whether written or oral, among the parties hereto with respect to the matters herein and therein. This letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns, provided that this letter may not be assigned by the Company or the Joining Parties and no rights of the Company or the Joining Parties may be transferred and no obligations may be delegated without the prior written consent of PNC Bank. This letter agreement and the rights and duties of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The submission to jurisdiction and waiver of jury trial provisions contained in Section 11(a) (as such Section is amended in this letter agreement) of the Commitment Letter are incorporated herein by reference, mutatis mutandis. The Company agrees it will not disclose this letter agreement or the contents hereof other than to the extent disclosure of the Commitment Letter and the contents thereof is permitted under Section 7 of the Commitment Letter. This letter agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same letter. Delivery of an executed counterpart of a signature page to this letter agreement by electronic transmission shall be as effective as delivery of an original executed counterpart of this letter agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE 1 of 3 – JOINDER TO COMMITMENT LETTER]

Very truly yours,

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Enrique Landaeta
Name:	Enrique Landaeta
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Robert M. Wood, Jr.
Name:	Robert M. Wood, Jr.
Title:	Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Jackson Merchant
Name:	Jackson Merchant
Title:	Managing Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Michael Busam
Name:	Michael Busam
Title:	Director

[SIGNATURE PAGE 2 OF 3 – JOINDER TO COMMITMENT LETTER]

Acknowledged and accepted

as of the date first above written:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

PNC CAPITAL MARKETS LLC

By:	/s/ Patrick Kern
Name:	Patrick Kern
Title:	Managing Director

[SIGNATURE PAGE 3 OF 3 – JOINDER TO COMMITMENT LETTER]

Acknowledged and accepted

as of the date first above written:

KOPPERS INC.

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

JOINDER TO

COMMITMENT LETTER AND JOINT LEAD ARRANGERS’ FEE LETTER

May 12, 2014

PNC Capital Markets LLC

Three PNC Plaza

225 Fifth Avenue, 5th Floor

Pittsburgh, Pennsylvania 15222

Attention: Patrick Kern

Re:	$800,000,000 Senior Credit Facilities

Ladies and Gentlemen:

We refer to the Commitment Letter (the “Commitment Letter”) dated April 13, 2014 by and among PNC Bank, National Association, PNC Capital Markets LLC and Koppers Inc. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Commitment Letter.

We are pleased to advise you of Wells Fargo Bank, NA’s (“Joining Lender”) commitment to provide $110 million of the Credit Facilities (the “Additional Commitment”) on the terms and subject to the conditions set forth in the Commitment Letter. The parties hereto hereby agree that effective as of the date hereof (A) Joining Lender hereby is and shall be deemed to be a Lender and an Additional Commitment Party, (B) Wells Fargo Securities, LLC (“Joining Arranger” and together with Joining Lender, “we” or “Joining Parties”) Joining Lender hereby is and shall be deemed to be a joint lead arranger and an Additional Commitment Party, in each case, under the Commitment Letter, (C) the Joining Parties shall have assumed together with PNC Bank and each other Additional Commitment Party that has or will join the Commitment Letter (each, a “Commitment Party” and collectively, the “Commitment Parties”) the several obligations under, and shall perform, comply with and be subject to and bound by, severally with each other Commitment Party, each of the terms, provisions and waivers of the Commitment Letter and (D) the Joining Parties shall be entitled to all of the rights and remedies of a Commitment Party under each of the terms and provisions of the Commitment Letter. The parties hereto hereby further agree that effective as of the date hereof Joining

Arranger hereby is, and shall be deemed to be, a joint lead arranger under the Joint Lead Arrangers’ Fee Letter, and Joining Arranger shall have together with PNC Bank and each other Additional Commitment Party that has or will join the Joint Lead Arranger’s Fee Letter (each, a “Joint Lead Arranger” and collectively, the “Joint Lead Arrangers”) the rights and remedies of a Joint Lead Arranger under, each of the terms and provisions of the Joint Lead Arrangers’ Fee Letter. For the avoidance of doubt, any determination of Majority Lead Arrangers made under the Joint Lead Arrangers’ Fee Letter shall include those Joint Lead Arrangers holding directly or together with their affiliates a majority of the commitments under the Credit Facilities. The Joining Parties acknowledge that they have heretofore received a true and correct copy of the Commitment Letter and the Joint Lead Arrangers’ Fee Letter.

As consideration for the Additional Commitment and the agreements of the Joining Lender hereunder, PNC Capital Markets hereby agrees that the Joining Lender shall receive a portion of the Underwriting Fee payable to PNC Capital Markets pursuant to the Joint Lead Arrangers’ Fee Letter, in an amount equal to 13.75% of the balance of the Underwriting Fee remaining after deducting (i) fees paid to the Lenders on their allocated commitment at closing and (ii) rebate of such Underwriting Fee as provided in the Joint Lead Arrangers’ Fee Letter. Once paid by PNC Capital Markets, except as expressly provided in the Joint Lead Arrangers’ Fee Letter, such fee shall not be refundable under any circumstances.

The Company hereby agrees that (X) references to Arranger in clause (a) of Annex 3 to Exhibit A of the Commitment Letter will also be references to the Joining Parties and (Y) the Joining Parties and their affiliates and each of their respective officers, directors, employees, advisors and agents shall be entitled to the benefits of the second paragraph of Section 5 and Sections 6, 7, 8, 9, 10 and 11 of the Commitment Letter, in each case as if each reference therein to PNC Capital Markets, PNC Bank, we or us included a reference to the Joining Parties.

The Joining Parties acknowledge that they have made their own credit analysis and made their own decision to join the Commitment Letter and Joint Lead Arrangers’ Fee Letter and issue the Additional Commitment, independently and without reliance on any other bank. PNC Bank, the Company, and their affiliates shall not have any liability or responsibility to the Joining Parties if the Additional Commitment is not accepted or closed.

This letter is solely for the benefit of the Joining Parties, PNC Bank and the Company and no other person shall obtain any rights hereunder or be entitled to rely on, or claim reliance upon, this commitment.

The Company acknowledges that each of the Joining Parties will be acting as an independent contractor on an arms-length basis and not as the Company’s fiduciary, advisor or agent.

The Joining Parties understand and agree that their joining the Commitment Letter and the Joint Lead Arrangers’ Fee Letter and the Joining Lender providing the Additional Commitment is subject to acceptance by PNC Bank and the Company.

Each of the Joining Parties, PNC Bank and the Company, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree that (i) the next-to-last paragraph of the Joint Lead Arrangers’ Fee Letter is hereby amended by deleting the sentence “This Joint Lead Arrangers’ Fee Letter shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania (without regard to the principles of conflicts of laws thereof, to the extent that the same are not mandatorily applicable by statute and would require or permit the application of the law of another jurisdiction).” and in its stead inserting the sentence “All matters relating to the interpretation, construction, validity and enforcement of this Joint Lead Arrangers’ Fee Letter shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, including Section 5-1401 of the New York General Obligations Law.”, (ii) the first sentence of the Section titled “Other” of the Term Sheet is hereby amended and restated in its entirety to read “Each of the parties shall waive its right to a trial by jury and shall submit to New York jurisdiction.”, (iii) the Section titled “Governing Law” of the Term Sheet is hereby amended and restated in its entirety to read “State of New York.” and (iv) Paragraph 11(a) of the Commitment Letter is hereby amended and restated in its entirety as follows:

(a) All matters relating to the interpretation, construction, validity and enforcement of this letter shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, including Section 5-1401 of the New York General Obligations Law. Each party hereto consents to the nonexclusive jurisdiction and venue of the state or federal district courts located in New York County, New York. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, (i) any right it may have to a trial by jury in any legal proceeding arising out of or relating to the Commitment Letter, the Transactions or the transactions contemplated hereby or thereby (whether based on contract, tort or any other theory) and (ii) any objection that it may now or hereafter have to the laying of venue of any such legal proceeding in the state or federal courts located in New York County, New York.

This letter agreement, the Commitment Letter and the Joint Lead Arrangers’ Fee Letter may not be amended or modified, or any provision hereof waived, except by an instrument in writing signed by the parties hereto or thereto (including each party that has or will join the Commitment Letter and the Joint Lead Arrangers’ Fee Letter). This letter agreement, the Commitment Letter and the Joint Lead Arrangers’ Fee Letter set forth the entire agreement among the parties hereto and supersede all prior understandings, whether written or oral, among the parties hereto with respect to the matters herein and therein. This letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns, provided that this letter may not be assigned by the Company or the Joining Parties and no rights of the Company or the Joining Parties may be transferred and no obligations may be delegated without the prior written consent of PNC Bank. This letter agreement and the rights and duties of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The submission to jurisdiction and waiver of jury trial provisions contained in Section 11(a) (as such Section is amended in this letter agreement) of the Commitment Letter are incorporated herein by reference, mutatis mutandis. The Company agrees it will not disclose this letter agreement or the contents hereof other than to the extent disclosure of the Commitment Letter and the contents thereof is permitted under Section 7 of the Commitment Letter. This letter agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same letter. Delivery of an executed counterpart of a signature page to this letter agreement by electronic transmission shall be as effective as delivery of an original executed counterpart of this letter agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE 1 OF 3 – JOINDER TO COMMITMENT LETTER]

Very truly yours,

WELLS FARGO BANK, NA

By:	/s/ J. Barrett Donovan
Name:	J. Barrett Donovan
Title:	Senior Vice President

WELLS FARGO SECURITIES, LLC

By:	/s/ Jeffrey M. Foley
Name:	Jeffrey M. Foley
Title:	Managing Director

[SIGNATURE PAGE 2 OF 3 – JOINDER TO COMMITMENT LETTER]

Acknowledged and accepted

as of the date first above written:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

PNC CAPITAL MARKETS LLC

By:	/s/ Patrick Kern
Name:	Patrick Kern
Title:	Managing Director

[SIGNATURE PAGE 3 OF 3 – JOINDER TO COMMITMENT LETTER]

Acknowledged and accepted

as of the date first above written:

KOPPERS INC.

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

JOINDER TO

COMMITMENT LETTER AND JOINT LEAD ARRANGERS’ FEE LETTER

May 9, 2014

PNC Capital Markets LLC

Three PNC Plaza

225 Fifth Avenue, 5th Floor

Pittsburgh, Pennsylvania 15222

Attention: Patrick Kern

Re:	$800,000,000 Senior Credit Facilities

Ladies and Gentlemen:

We refer to the Commitment Letter (the “Commitment Letter”) dated April 13, 2014 by and among PNC Bank, National Association, PNC Capital Markets LLC and Koppers Inc. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Commitment Letter.

We are pleased to advise you of Bank of America N.A.’s (“Joining Lender”) commitment to provide $110 million of the Credit Facilities (the “Additional Commitment”) on the terms and subject to the conditions set forth in the Commitment Letter. The parties hereto hereby agree that effective as of the date hereof (A) Joining Lender hereby is and shall be deemed to be a Lender and an Additional Commitment Party, (B) Merrill Lynch Pierce Fenner & Smith Inc. (“Joining Arranger” and together with Joining Lender, “we” or “Joining Parties”) hereby is and shall be deemed to be a joint lead arranger and an Additional Commitment Party, in each case, under the Commitment Letter, (C) the Joining Parties shall have assumed together with PNC Bank and each other Additional Commitment Party that has or will join the Commitment Letter (each, a “Commitment Party” and collectively, the “Commitment Parties”) the several obligations under, and shall perform, comply with and be subject to and bound by, severally with each other Commitment Party, each of the terms, provisions and waivers of the Commitment Letter and (D) the Joining Parties shall be entitled to all of the rights and remedies of a Commitment Party under each of the terms and provisions of the Commitment Letter. The parties hereto hereby further agree that effective as of the date hereof Joining

Arranger hereby is, and shall be deemed to be, a joint lead arranger under the Joint Lead Arrangers’ Fee Letter, and Joining Arranger shall have together with PNC Bank and each other Additional Commitment Party that has or will join the Joint Lead Arranger’s Fee Letter (each, a “Joint Lead Arranger” and collectively, the “Joint Lead Arrangers”) the rights and remedies of a Joint Lead Arranger under, each of the terms and provisions of the Joint Lead Arrangers’ Fee Letter. For the avoidance of doubt, any determination of Majority Lead Arrangers made under the Joint Lead Arrangers’ Fee Letter shall include those Joint Lead Arrangers holding directly or together with their affiliates a majority of the commitments under the Credit Facilities. The Joining Parties acknowledge that they have heretofore received a true and correct copy of the Commitment Letter and the Joint Lead Arrangers’ Fee Letter.

As consideration for the Additional Commitment and the agreements of the Joining Lender hereunder, PNC Capital Markets hereby agrees that the Joining Lender shall receive a portion of the Underwriting Fee payable to PNC Capital Markets pursuant to the Joint Lead Arrangers’ Fee Letter, in an amount equal to 13.75% of the balance of the Underwriting Fee remaining after deducting (i) fees paid to the Lenders on their allocated commitment at closing and (ii) rebate of such Underwriting Fee as provided in the Joint Lead Arrangers’ Fee Letter. Once paid by PNC Capital Markets, except as expressly provided in the Joint Lead Arrangers’ Fee Letter, such fee shall not be refundable under any circumstances.

The Company hereby agrees that (X) references to Arranger in clause (a) of Annex 3 to Exhibit A of the Commitment Letter will also be references to the Joining Parties and (Y) the Joining Parties and their affiliates and each of their respective officers, directors, employees, advisors and agents shall be entitled to the benefits of the second paragraph of Section 5 and Sections 6, 7, 8, 9, 10 and 11 of the Commitment Letter, in each case as if each reference therein to PNC Capital Markets, PNC Bank, we or us included a reference to the Joining Parties.

The Joining Parties acknowledge that they have made their own credit analysis and made their own decision to join the Commitment Letter and Joint Lead Arrangers’ Fee Letter and issue the Additional Commitment, independently and without reliance on any other bank. PNC Bank, the Company, and their affiliates shall not have any liability or responsibility to the Joining Parties if the Additional Commitment is not accepted or closed.

This letter is solely for the benefit of the Joining Parties, PNC Bank and the Company and no other person shall obtain any rights hereunder or be entitled to rely on, or claim reliance upon, this commitment.

The Company acknowledges that each of the Joining Parties will be acting as an independent contractor on an arms-length basis and not as the Company’s fiduciary, advisor or agent.

The Joining Parties understand and agree that their joining the Commitment Letter and the Joint Lead Arrangers’ Fee Letter and the Joining Lender providing the Additional Commitment is subject to acceptance by PNC Bank and the Company.

Each of the Joining Parties, PNC Bank and the Company, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree that (i) the next-to-last paragraph of the Joint Lead Arrangers’ Fee Letter is hereby amended by deleting the sentence “This Joint Lead Arrangers’ Fee Letter shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania (without regard to the principles of conflicts of laws thereof, to the extent that the same are not mandatorily applicable by statute and would require or permit the application of the law of another jurisdiction).” and in its stead inserting the sentence “All matters relating to the interpretation, construction, validity and enforcement of this Joint Lead Arrangers’ Fee Letter shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, including Section 5-1401 of the New York General Obligations Law.”, (ii) the first sentence of the Section titled “Other” of the Term Sheet is hereby amended and restated in its entirety to read “Each of the parties shall waive its right to a trial by jury and shall submit to New York jurisdiction.”, (iii) the Section titled “Governing Law” of the Term Sheet is hereby amended and restated in its entirety to read “State of New York.” and (iv) Paragraph 11(a) of the Commitment Letter is hereby amended and restated in its entirety as follows:

(a) All matters relating to the interpretation, construction, validity and enforcement of this letter shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, including Section 5-1401 of the New York General Obligations Law. Each party hereto consents to the nonexclusive jurisdiction and venue of the state or federal district courts located in New York County, New York. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, (i) any right it may have to a trial by jury in any legal proceeding arising out of or relating to the Commitment Letter, the Transactions or the transactions contemplated hereby or thereby (whether based on contract, tort or any other theory) and (ii) any objection that it may now or hereafter have to the laying of venue of any such legal proceeding in the state or federal courts located in New York County, New York.

This letter agreement, the Commitment Letter and the Joint Lead Arrangers’ Fee Letter may not be amended or modified, or any provision hereof waived, except by an instrument in writing signed by the parties hereto or thereto (including each party that has or will join the Commitment Letter and the Joint Lead Arrangers’ Fee Letter). This letter agreement, the Commitment Letter and the Joint Lead Arrangers’ Fee Letter set forth the entire agreement among the parties hereto and supersede all prior understandings, whether written or oral, among the parties hereto with respect to the matters herein and therein. This letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns, provided that this letter may not be assigned by the Company or the Joining Parties and no rights of the Company or the Joining Parties may be transferred and no obligations may be delegated without the prior written consent of PNC Bank. This letter agreement and the rights and duties of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The submission to jurisdiction and waiver of jury trial provisions contained in Section 11(a) (as such Section is amended in this letter agreement) of the Commitment Letter are incorporated herein by reference, mutatis mutandis. The Company agrees it will not disclose this letter agreement or the contents hereof other than to the extent disclosure of the Commitment Letter and the contents thereof is permitted under Section 7 of the Commitment Letter. This letter agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same letter. Delivery of an executed counterpart of a signature page to this letter agreement by electronic transmission shall be as effective as delivery of an original executed counterpart of this letter agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE 1 OF 3 – JOINDER TO COMMITMENT LETTER]

Very truly yours,

BANK OF AMERICA N.A.

By:	/s/ Joseph Flynn
Name:	Joseph Flynn
Title:	Senior Vice President

MERRILL LYNCH PIERCE FENNER & SMITH INC.

By:	/s/ Henry F. Bullitt
Name:	Henry F. Bullitt
Title:	Senior Vice President

[SIGNATURE PAGE 2 OF 3 – JOINDER TO COMMITMENT LETTER]

Acknowledged and accepted

as of the date first above written:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

PNC CAPITAL MARKETS LLC

By:	/s/ Patrick Kern
Name:	Patrick Kern
Title:	Managing Director

[SIGNATURE PAGE 3 OF 3 – JOINDER TO COMMITMENT LETTER]

Acknowledged and accepted

as of the date first above written:

KOPPERS INC.

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer